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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
TELEPHONE AND DATA SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TELEPHONE AND DATA SYSTEMS, INC. 30 North LaSalle Street Suite 4000 Chicago, Illinois 60602 Phone: (312) 630-1900 Fax: (312) 630-1908
May 28, 2004

Dear Shareholders:

        You are cordially invited to attend our 2004 annual meeting of shareholders on Tuesday, June 29, 2004, at 10:00 a.m., Chicago time, at the LaSalle Bank building, 135 South LaSalle Street, Chicago, Illinois, on the 43rd floor. At the meeting, we will report on the plans and accomplishments of Telephone and Data Systems, Inc. ("TDS").

        The formal notice of the meeting, our board of directors' proxy statement and our 2003 annual report are enclosed. At our 2004 annual meeting, shareholders are being asked to take the following actions:

  1.
  consider and approve an amendment to TDS's Restated Certificate of Incorporation to declassify the board of directors so that all directors are elected annually;

  2.
  elect members of the board of directors;

  3.
  consider and approve TDS's 2004 Long-Term Incentive Plan; and

  4.
  ratify the selection of independent auditors for the current fiscal year.

        The board of directors recommends a vote "FOR" its nominees for election as directors and each of the proposals.

        Our board of directors and members of our management team will be at the annual meeting to meet with shareholders and discuss our record of achievement and plans for the future. We would like to have as many shareholders as possible represented at the meeting. Therefore, please sign and return the enclosed proxy card(s), whether or not you plan to attend the meeting or vote on the Internet in accordance with the instructions set forth on the proxy card.

        We look forward to visiting with you at the annual meeting.

Very truly yours,

Walter C.D. Carlson Chairman of the Board	LeRoy T. Carlson, Jr. President and Chief Executive Officer

Please help us avoid the expense of follow-up
proxy mailings to shareholders by
signing and returning the enclosed proxy card(s) promptly or vote on the Internet in accordance
with the instructions set forth on the proxy card.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AND
PROXY STATEMENT

TO THE SHAREHOLDERS OF

TELEPHONE AND DATA SYSTEMS, INC.

        The 2004 annual meeting of shareholders of Telephone and Data Systems, Inc., a Delaware corporation, will be held at the LaSalle Bank building, 135 South LaSalle Street, Chicago, Illinois, on the 43rd Floor on Tuesday, June 29, 2004, at 10:00 a.m., Chicago time, for the following purposes:

  1.
  To consider and approve an amendment to TDS's Restated Certificate of Incorporation, as amended ("Restated Certificate of Incorporation"), to declassify the board of directors so that all directors are elected annually (the "Declassification Amendment"). Your board of directors recommends that you vote FOR this proposal.

  2.
  To elect members of the board of directors. As discussed below, either four directors (the "Regular Election") or twelve directors (the "Alternate Election") will be elected, depending on the outcome of Proposal 1. Your board of directors recommends that you vote FOR the directors nominated.

  3.
  To consider and approve the 2004 Long-Term Incentive Plan. Your board of directors recommends that you vote FOR this proposal.

  4.
  To consider and vote upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent auditors for the year ended December 31, 2004. Your board of directors recommends that you vote FOR this proposal.

  5.
  To transact such other business as may properly come before the meeting or any adjournments thereof.

        We are first mailing this notice of annual meeting and proxy statement to you on or about May 28, 2004.

        We have fixed the close of business on May 17, 2004, as the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting or any adjournments thereof.

        A complete list of shareholders entitled to vote at the annual meeting, arranged in alphabetical order and by voting group, showing the address of and number of shares held by each shareholder, will be kept open at the offices of TDS, 30 North LaSalle Street, 40th Floor, Chicago, Illinois 60602, for examination by any shareholder during normal business hours, for a period of at least ten days prior to the annual meeting.

SUMMARY

        The following is a summary of the actions being taken at the 2004 annual meeting and does not include all of the information that may be important to you. You should carefully read this entire proxy statement and not rely solely on the following summary.

Proposal 1—Declassification Amendment

        Currently, under TDS's Restated Certificate of Incorporation, our board of directors is divided into three classes and, each year, one class is elected to serve for a term of three years. The Declassification Amendment would amend the Restated Certificate of Incorporation to eliminate the classification of directors so that each director would stand for election annually beginning with the 2004 annual meeting.

Proposal 2—Election of Directors

        Under the current Restated Certificate of Incorporation, four Class II directors are scheduled to be elected at the 2004 annual meeting for a term of three years (the "Regular Election"). However, Proposal 1 will be considered before the election of directors at the 2004 annual meeting. If Proposal 1 is approved, a Certificate of Amendment to the Restated Certificate of Incorporation will be filed with the Delaware Secretary of State immediately after such approval. In such event, the Regular Election will not be held. Instead, following effectiveness of the Declassification Amendment, eleven of the current members of the board of directors and one additional nominee will stand for election for a term of one year (the "Alternate Election"). If Proposal 1 is not approved, the Regular Election will be held immediately following the announcement of the defeat of such proposal. The following identifies the directors that will stand for election in the Regular Election and the Alternate Election:

        Regular Election:    If Proposal 1 is not approved: (i) holders of Series A Common Shares and the holders of the Preferred Shares, voting as a group, will be entitled to elect two Class II directors: LeRoy T. Carlson, Jr., and Donald C. Nebergall; and (ii) holders of Common Shares will be entitled to elect two Class II directors: Kevin A. Mundt and Mitchell H. Saranow.

        Alternate Election:    If Proposal 1 is approved: (i) holders of Series A Common Shares and the holders of the Preferred Shares, voting as a group, will be entitled to elect eight directors: James Barr III, LeRoy T. Carlson, LeRoy T. Carlson, Jr., Dr. Letitia G.C. Carlson, Walter C.D. Carlson, Sandra L. Helton, Donald C. Nebergall and George W. Off; and (ii) holders of Common Shares will be entitled to elect four directors: Kevin A. Mundt, Martin L. Solomon, Herbert S. Wander and Mitchell H. Saranow.

Proposal 3—2004 Long-Term Incentive Plan

        Shareholders are being asked to approve TDS's 2004 Long-Term Incentive Plan, which is an amendment and restatement of TDS's 1998 Long-Term Incentive Plan. The amendments would prohibit the repricing of stock options unless shareholder approval is obtained, authorize the grant of restricted stock units and make certain other technical changes.

Proposal 4—Ratification of Auditors for 2004

        As in prior years, shareholders are being asked to ratify PricewaterhouseCoopers LLP as our independent auditors for the year ended December 31, 2004.

        The board of directors recommends a vote "FOR" its nominees for election as directors and each of the other proposals.

VOTING INFORMATION

What is the record date for the meeting?

        The close of business on May 17, 2004 is the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting or any adjournments thereof.

What shares of stock entitle holders to vote at the meeting?

        We have the following classes or series of stock outstanding, each of which entitles holders to vote at the meeting:

  •
  Common Shares;

  •
  Series A Common Shares; and

  •
  Preferred Shares.

        The Common Shares are listed on the American Stock Exchange under the symbol "TDS."

        No public market exists for the Series A Common Shares, but the Series A Common Shares are convertible on a share-for-share basis into Common Shares.

        No public market exists for the Preferred Shares. The Preferred Shares are divided into series, one of which is convertible into Common Shares. All holders of Preferred Shares vote together with the holders of Common Shares and Series A Common Shares, except in the election of directors. In the election of directors, all outstanding Preferred Shares vote together with the holders of Series A Common Shares.

What is the voting power of the outstanding shares in the election of directors?

        The following shows certain information relating to the outstanding shares and voting power of such shares in the election of directors as of the record date:

Class of Common Stock	Outstanding Shares	Votes per Share	Voting Power	Number of Class II Directors Standing for Election in Regular Election	Total Number of Directors Elected by Voting Group and Standing for Election in Alternate Election
Series A Common Shares	6,433,654	10	64,336,540
Preferred Shares	38,645	1	38,645

Subtotal			64,375,185	2	8

Common Shares	50,878,054	1	50,878,054	2	4

Total Directors				4	12

What is the voting power of the outstanding shares in matters other than the election of directors?

        The following shows certain information relating to the outstanding shares and voting power of such shares as of the record date:

Class of Common Stock	Outstanding Shares	Votes per Share	Total Voting Power	Percent
Series A Common Shares	6,433,654	10	64,336,540	55.8%
Common Shares	50,878,054	1	50,878,054	44.2%
Preferred Shares	38,645	1	38,645	* %

			115,253,239	100.0%

* Less than .1%

How may shareholders vote with respect to Proposal 1?

        With respect to the proposal to approve the Declassification Amendment, shareholders may:

  •
  vote FOR,

  •
  vote AGAINST, or

  •
  ABSTAIN from voting on the proposal.

How may shareholders vote with respect to the election of directors in Proposal 2?

        Shareholders may, with respect to directors to be elected by such shareholders in either the Regular Election or the Alternate Election:

  •
  vote FOR the election of such director nominees; or

  •
  WITHHOLD authority to vote for such director nominees.

        Our board of directors recommends a vote FOR its nominees for election in the Regular Election and the Alternate Election.

How may shareholders vote with respect to Proposals 3 and 4?

        With respect to the proposals to approve the 2004 Long-Term Incentive Plan and to ratify the selection of PricewaterhouseCoopers LLP as our independent auditors for 2004, shareholders may:

  •
  vote FOR,

  •
  vote AGAINST, or

  •
  ABSTAIN from voting on each of the proposals.

How does the TDS Voting Trust intend to vote?

        The Voting Trust under Agreement dated June 30, 1989, as amended (the "TDS Voting Trust") holds 6,062,302 Series A Common Shares on the record date, representing approximately 94.2% of the Series A Common Shares. By reason of such holding, the TDS Voting Trust has the voting power to elect all of the directors to be elected by the Series A Common Shares and Preferred Shares and has approximately 52.6% of the voting power with respect to matters other than the election of directors.

        The TDS Voting Trust has advised us that it intends to vote FOR the board of directors' nominees for election by the holders of Series A Common Shares and Preferred Shares in the Regular Election and in the Alternate Election, and FOR the proposals to approve the Declassification Amendment, to approve the 2004 Long-Term Incentive Plan and to ratify the selection of PricewaterhouseCoopers LLP as our independent auditors for 2004.

        The TDS Voting Trust does not currently own Common Shares and therefore does not have any votes with respect to directors to be elected by the holders of Common Shares.

How do I vote?

        Proxies are being requested from the holders of Common Shares in connection with the election of two Class II directors in the Regular Election and four directors in the Alternate Election, the approval of the Declassification Amendment, the approval of the 2004 Long-Term Incentive Plan and the ratification of independent auditors.

        Proxies are being requested from Series A Common Shares and Preferred Shares in connection with the election of two Class II directors in the Regular Election and eight directors in the Alternate Election and in connection with each of the other proposals.

        Whether or not you intend to be present at the meeting, please sign and mail your proxy in the enclosed self-addressed envelope to Computershare Investor Services, 2 North LaSalle Street, Chicago, Illinois 60602 or vote on the Internet in accordance with the instructions set forth on the proxy card. If you hold more than one class of our shares, you will find enclosed a separate proxy card for each holding. To assure that all your shares are represented, please vote on the Internet or return the enclosed proxy cards as follows:

  •
  a white proxy card for Common Shares, including Common Shares owned through the TDS dividend reinvestment plan and through the TDS tax-deferred savings plan;

  •
  a green proxy card for Series A Common Shares, including Series A Common Shares owned through the dividend reinvestment plan; and

  •
  a tan proxy card for Preferred Shares.

How will proxies be voted?

        All properly executed and unrevoked proxies received in the accompanying form in time for our 2004 annual meeting of shareholders will be voted in the manner directed on the proxies.

        If no direction is made, a proxy by any shareholder will be voted FOR the election of the board of directors' nominees to serve as directors in either the Regular Election or the Alternate Election, FOR the proposal to approve the Declassification Amendment, FOR the proposal to approve the 2004 Long-Term Incentive Plan and FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent auditors for 2004.

        Proxies given pursuant to this solicitation may be revoked at any time prior to the closing of polls at the annual meeting, by written notice to the Secretary of TDS which is received by the Secretary prior to the closing of the polls or by attendance at the annual meeting of shareholders and notice to the Secretary of such revocation at the meeting. Proxies may not be revoked after the polls are closed for voting.

What constitutes a quorum for the meeting?

        In the election of directors, where a separate vote by a class or classes is required with respect to a director, the holders of a majority of the votes of the stock of such class or classes issued and outstanding and entitled to vote with respect to such director, present in person or represented by proxy, will constitute a quorum with respect to such election.

        The holders of a majority of the votes of the stock issued and outstanding and entitled to vote with respect to each of the other proposals, present in person or represented by proxy, will constitute a quorum at the annual meeting in connection with each of such other proposals.

What vote is required to approve Proposal 1?

        The Restated Certificate of Incorporation provides that an amendment thereto requires the affirmative vote of the holders of at least a majority of the voting power of the outstanding Common Shares, Class A Common Shares and Preferred Shares, voting together as a single group. In such vote, each holder of outstanding Common Shares or Preferred Shares is entitled to one vote for each Common Share or Preferred Share held in such holder's name and the holders of Series A Common Shares are entitled to ten votes for each Series A Common Share held in such holder's name. In addition, the TDS board of directors has determined that the Declassification Amendment will not be approved and filed unless it receives the approval of a majority of the voting power of holders of the Common Shares present in person or represented by proxy at the annual meeting, voting separately as a class.

        Accordingly, to be approved, the Declassification Amendment must receive the affirmative vote of the holders of a majority of the votes entitled to be cast by holders of outstanding Common Shares, Series A Common Shares and Preferred Shares, voting together as a single group. In this vote, abstentions from voting on such proposal and non-votes will not represent affirmative votes and will, therefore, effectively constitute votes against the matter for purposes of such vote. In addition to the foregoing vote, Proposal 1 will require the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of Common Shares present in person or represented by proxy, voting separately as a class. A vote to abstain from voting on such proposal will be treated as a vote against such proposal. Non-votes with respect to such proposal will not be counted and, accordingly, will not affect the determination of whether such proposal is approved.

What vote is required to elect directors in Proposal 2?

        The election of each director in either the Regular Election or the Alternate Election requires the affirmative vote of holders of a plurality of the votes of the shares present in person or represented by proxy and entitled to vote with respect to such director at the annual meeting.

        Accordingly, if a quorum exists, each person receiving a plurality of the votes of the shareholders entitled to vote with respect to the election of such director will be elected to serve as a director. Withheld votes and non-votes with respect to the election of such directors will not affect the outcome of the election of such directors.

What vote is required with respect to Proposals 3 and 4?

        The holders of Common Shares, Preferred Shares and Series A Common Shares will vote as a group with respect to the approval of the 2004 Long-Term Incentive Plan and ratification of independent auditors. Each holder of outstanding Common Shares or Preferred Shares is entitled to one vote for each Common Share or Preferred Share held in such holder's name. The holders of Series A Common Shares are entitled to ten votes for each Series A Common Share held in such holder's name.

        Accordingly, if a quorum is present at the annual meeting, the approval of each of Proposals 3 and 4 will require the affirmative vote of a majority of the voting power of the Common Shares, Preferred Shares and Series A Common Shares voting together and present in person or represented by proxy and entitled to vote on such matter at the annual meeting. A vote to abstain from voting on such proposal will be treated as a vote against such proposal. Non-votes with respect to such proposal will not be counted and, accordingly, will not affect the determination of whether such proposal is approved.

PROPOSAL 1
AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION
TO DECLASSIFY THE BOARD OF DIRECTORS

        The board of directors of TDS has unanimously approved, and is recommending that the shareholders vote in favor of, an amendment to TDS's Restated Certificate of Incorporation of Incorporation ("Restated Certificate of Incorporation") to eliminate the classification of TDS's board of directors so that each director would stand for election annually (the "Declassification Amendment").

        All directors whose terms would not otherwise expire at the 2004 Annual Meeting have conditionally resigned (the "Conditional Resignation"), subject to approval and effectiveness of this Proposal 1. In the event the shareholders approve Proposal 1, all of the twelve current directors will stand for election at the 2004 Annual Meeting. For such purposes, and in such event, the board has nominated the twelve current members of the board of directors for election under the Restated Certificate of Incorporation as amended by the Declassification Amendment, to serve a one-year term until the annual meeting in 2005 or until their successors are duly elected and qualified (the "Alternate Election"). See Proposal 2.

        In the event the shareholders do not approve Proposal 1, the board has nominated four of the current directors in Class II for election under the existing Restated Certificate of Incorporation, to serve for a three-year term expiring at TDS's annual meeting in 2007 or until their successors are duly elected and qualified (the "Regular Election"). See Proposal 2.

        The Declassification Amendment was unanimously approved by the entire board of directors, including all directors that qualify as independent under the listing standards of the American Stock Exchange.

        If approved by the requisite vote of the shareholders described below, the Restated Certificate of Incorporation will be amended as set forth in Exhibit A to this Proxy Statement.

        Shareholders are urged to carefully read Exhibit A. If the Declassification Amendment is approved, TDS will file an amendment to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware promptly after the Declassification Amendment is approved by shareholders, upon which filing the Declassification Amendment will become effective. In such event, the Conditional Resignations and Alternate Election process will become effective and the Regular Election will not be held. The board of directors also has approved an amendment to TDS's Bylaws to make conforming changes that will become effective if Proposal 1 is approved and the Declassification Amendment becomes effective.

        The board of directors unanimously recommends a vote "FOR" the Declassification Amendment.

Background

        Section A of Article VI of TDS's Restated Certificate of Incorporation currently provides that the board of directors is divided into three classes as nearly equal in number as possible. Directors of each class serve staggered three-year terms, with the term of office of one class expiring each year. If the Declassification Amendment is approved, the classes and staggered three-year terms of directors would be eliminated and all of the directors would be elected annually. Directors elected at the 2004 Annual Meeting and thereafter would be elected to one-year terms.

        The Declassification Amendment will not change any provisions of the Restated Certificate of Incorporation other than the foregoing provisions of Paragraph A of Article VI. The following is a description of certain provisions of the Restated Certificate of Incorporation that will not change.

        Under Section 8 of Article IV of TDS's Restated Certificate of Incorporation, holders of Common Shares, voting separately as a class, are entitled to elect 25% of the directors with any fraction rounded up to the nearest whole number plus one additional director, or four directors based on a board size of twelve directors. Holders of Series A Common Shares and holders of Preferred Shares are entitled to elect the remaining directors that are not elected by the holders of Common Shares, or eight directors based on a board size of twelve directors.

        Under Paragraph B of Article VI, any one or more of or all directors may be removed with or without cause by a vote of holders of at least a majority of the voting power of shares then entitled to vote in the election of such directors. Accordingly, only holders of Common Shares may vote with respect to the removal of directors elected by holders of Common Shares and only holders of Series A Common Shares and

Preferred Shares may vote with respect to the removal of directors elected by holders of Series A Common Shares and Preferred Shares.

        Paragraph (h) of Section 17 of Article IV provides that any action which may be taken at a meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the actions taken, are signed by persons representing not less than 90% of the voting power of the shares that would be necessary to take such action at a shareholders meeting at which all shares of the capital stock entitled to vote were present and voting.

        Since the TDS Voting Trust currently holds over 90% of the voting power of the outstanding Series A Common Shares and Preferred Shares, the trustees of the TDS Voting Trust currently have the ability under Delaware law at any time to execute a consent to remove and replace any one or more or all of the eight directors elected by the holders of Series A Common Shares and Preferred Shares.

Reasons For The Declassification Amendment

        The board of directors is submitting this proposal to the shareholders in order to promote more frequent election of the directors by the shareholders. The election of directors is the primary means for shareholders to exercise influence over TDS and its policies. Staggered boards are often viewed as having the effect of reducing the accountability of directors to a company's shareholders and increasingly have been subject to criticism from a corporate governance perspective in recent years.

        In approving the Declassification Amendment, the board of directors determined that annual elections of directors would be in the best interests of all shareholders since it would give TDS shareholders more frequent opportunity to evaluate the performance of TDS's directors by allowing them to vote with respect to each director they are entitled to elect annually rather than only once every three years.

        The declassification of the board compresses the time that it would take to replace a majority of TDS's directors in annual elections from two years to one year. However, as noted above, even under the current staggered board structure, the TDS Voting Trust could unilaterally replace a majority of the directors at any time by executing a consent to remove and replace directors elected by the Series A Common Shares and Preferred Shares. The TDS Voting Trust will continue to have this ability whether or not the Declassification Amendment becomes effective. Accordingly, declassification of the board will not impact the TDS Voting Trust's ability to continue to control the election or replacement of a majority of the TDS board. As a result, the declassification would not facilitate the ability of any person or group to acquire control of TDS or to change a majority of the members of the board of directors without the consent of the TDS Voting Trust.

        Representatives of the TDS Voting Trust have advised TDS that they have no current plan or intention to make any changes to the directors that are elected by the holders of Series A Common Shares and Preferred Shares.

        If the Declassification Amendment is approved by the requisite vote of shareholders, the Board currently intends to retain the number of directors at twelve. Accordingly, following the amendment, holders of Common Shares, voting separately as a class, would continue to be able to elect four directors, and the holders of Series A Common Shares and Preferred Shares, voting separately as a group, would continue to elect eight directors.

        After due consideration of the various arguments in favor of and against a staggered board, and taking into account support of the amendment by the TDS Voting Trust and by the independent directors, the full board has concluded that it is in the best interests of TDS's shareholders to declassify the board.

Vote Required

        The Restated Certificate of Incorporation provides that the affirmative vote of the holders of at least a majority of the voting power of the outstanding Common Shares, Series A Common Shares and Preferred Shares, voting together as a single group, is required to approve the Declassification Amendment. The trustees of the TDS Voting Trust, which currently holds Series A Common Shares representing approximately 52.6% of the voting power of all classes of capital stock, have advised TDS that they intend to vote in favor of the Declassification Amendment.

        Under Delaware law, the holders of the outstanding shares of a class of capital stock are entitled to vote as a class on a proposed amendment if the amendment would alter or change the powers, preferences or special rights of the shares of such class so as to affect them adversely. The board does not believe that the Declassification Amendment would be adverse to any holders of any class of capital stock and, on the contrary, believes that it would be in the best interests of all shareholders. As a result, TDS does not believe that any class vote is required to approve the amendment. Nevertheless, the TDS board of directors has determined that the Declassification Amendment will not be filed unless it receives the approval of a majority of the voting power of holders of the Common Shares present in person or represented by proxy at the 2004 annual meeting, voting separately as a class, in addition to the approval described in the foregoing paragraph.

        If the Declassification Amendment is approved by the requisite vote of shareholders, the Declassification Amendment will become effective upon its filing with the Delaware Secretary of State. In such event, the Regular Election will not be held and, instead, the Conditional Resignations and Alternate Election process will become effective, resulting in all directors being elected at the 2004 Annual Meeting for a one-year term to expire at the 2005 Annual Meeting.

        Proposal 1 will be considered before the election of directors at the 2004 annual meeting. If Proposal 1 is approved, a Certificate of Amendment to the Restated Certificate of Incorporation will be filed with the Delaware Secretary of State immediately after such approval. Following such filing and confirmation of effectiveness of the Declassification Amendment, the Alternate Election will be held at such meeting. If Proposal 1 is not approved, the Regular Election will be held immediately following the announcement of the defeat of such proposal.

        The board of directors unanimously recommends a vote "FOR" the Declassification Amendment.

PROPOSAL 2
ELECTION OF DIRECTORS

        The board of directors' nominees for election of directors in the Regular Election or in the Alternate Election are identified in the tables below. In the event any such nominee, who has expressed an intention to serve if elected, fails to stand for election, the persons named in the proxy presently intend to vote for a substitute nominee designated by the board of directors.

REGULAR ELECTION

        In the event that Proposal 1 is not approved by shareholders, the following persons will stand for election in the Regular Election. Alternatively, if Proposal 1 is approved by shareholders, the following persons will stand for election in the Alternate Election together with all other directors identified below.

Class II Directors

Elected by Holders of Common Shares

Name	Age	Position with TDS and Principal Occupation	Served as Director since
Kevin A. Mundt	50	Director of TDS and General Partner and Managing Director, Vestar Capital Partners	1997
Mitchell H. Saranow	58	Chairman, The Saranow Group	May 2004

Elected by Holders of Series A Common Shares and Preferred Shares

Name	Age	Position with TDS and Principal Occupation	Served as Director since
LeRoy T. Carlson, Jr.	57	Director and President and Chief Executive Officer of TDS	1968
Donald C. Nebergall	75	Director of TDS and Consultant	1977

Background of Class II Directors

        Kevin A. Mundt.    Kevin A. Mundt is a general partner and managing director of Vestar Capital Partners, a private equity firm. From 1997 to 2004, he was vice president and director of Mercer Oliver Wyman, f/k/a Mercer Management Consulting, a management consulting firm. Prior to that time, he was a co-founder, and had been a director since 1984, of Corporate Decisions, Inc., a strategy consulting firm, which merged with Mercer Management Consulting in 1997. Mr. Mundt is a current Class II Director whose term will expire at the 2004 annual meeting.

        Mitchell H. Saranow.    Mitchell H. Saranow is the chairman of The Saranow Group, L.L.C., a private investment firm that he founded in 1984. Since 1984, Mr. Saranow has served as chief executive officer of companies with operations in the United States, Europe and Australia that were founded by The Saranow Group. Currently, Mr. Saranow is the chairman and founder of and principle investor in LENTEQ, BV, an early stage equipment manufacturer. Previously, he served as chairman of the board and co-chief executive officer of Navigant Consulting, Inc. from November 1999 to May 2000. Prior to this, Mr. Saranow was Chairman and managing general partner of Fluid Management, L.P., a machinery manufacturer, for more than five years. Mr. Saranow was vice president of finance and chief financial officer of CFS Continental, Inc., then the second largest full-line food services company in the United States, from 1979 to 1983. Mr. Saranow was vice president of finance and law at the Sunmark Companies from 1975 to 1979. Mr. Saranow was assistant vice president for Warburg, Paribus, Becker, Inc., an investment banking firm, from 1973 to 1975. Mr. Saranow was an attorney for Mayer Brown & Platt from 1971 to 1973. Mr. Saranow has an undergraduate degree from Northwestern University, an MBA degree from Harvard Business School and a J.D. degree from Harvard Law School. Mr. Saranow is also a Certified Public Accountant. Mr. Saranow is currently on the board of directors of Lawson Products, Inc., which sells and distributes maintenance products and services, and North American Scientific Inc., which manufactures medical devices.

        Mr. Saranow was appointed to the TDS board of directors on May 6, 2004 to fill the vacancy created by the resignation of Michael D. Bills, who resigned effective May 6, 2004. See below.

        LeRoy T. Carlson, Jr.    LeRoy T. Carlson, Jr., has been TDS's President and Chief Executive Officer for more than five years. Mr. LeRoy T. Carlson, Jr. is also Chairman and a Director of United States Cellular Corporation (American Stock Exchange listing symbol: USM), a subsidiary of TDS which operates and invests in wireless telephone companies and properties ("U.S. Cellular"), and TDS Telecommunications Corporation ("TDS Telecom"), a wholly-owned subsidiary of TDS which operates local telephone companies. He is the son of Mr. LeRoy T. Carlson and the brother of Mr. Walter C.D. Carlson and Dr. Letitia G.C. Carlson. Mr. Carlson is a current Class II Director whose term will expire at the 2004 annual meeting.

        Donald C. Nebergall.    Donald C. Nebergall has been a consultant to companies since 1988, including TDS between 1998 and 2002. Mr. Nebergall was vice president of The Chapman Company, a registered investment advisory company located in Cedar Rapids, Iowa, from 1986 to 1988. Prior to that, he was the chairman of Brenton Bank & Trust Company, Cedar Rapids, Iowa, from 1982 to 1986, and was its president from 1972 to 1982. Mr. Nebergall is a current Class II Director whose term will expire at the 2004 annual meeting.

        The board of directors recommends a vote "FOR" each of the above nominees for election in the Regular Election or the Alternate Election.

ALTERNATE ELECTION

        The following persons are current Class I and III Directors whose terms do not expire at the 2004 annual meeting of shareholders and who will not stand for election in the event of the Regular Election. However, in the event that Proposal 1 is approved by shareholders, the following persons will stand for election together with the Class II directors identified above in the Alternate Election. If Proposal 1 is approved, all directors will be elected annually beginning with the 2004 annual meeting and will no longer be designated as Class I, II or III directors.

Class I Directors

        The following persons are current Class I Directors whose terms will expire at the 2006 annual meeting of shareholders if Proposal 1 is not approved:

Elected by Holders of Common Shares

Name	Age	Position with TDS and Principal Occupation	Served as Director since
Martin L. Solomon	67	Director of TDS and Private Investor	1997

Elected by Holders of Series A Common Shares and Preferred Shares

Name	Age	Position with TDS and Principal Occupation	Served as Director since
James Barr III	64	Director of TDS and President and Chief Executive Officer of TDS Telecommunications Corporation	1990
Sandra L. Helton	54	Director and Executive Vice President and Chief Financial Officer of TDS	1998
George W. Off	57	Director of TDS and Chairman and Chief Executive Officer of Checkpoint Systems, Inc.	1997

Background of Class I Directors

        Martin L. Solomon.    Martin L. Solomon has been a private investor since 1990. From June 1997 until February 2001, he was chairman of the board of American Country Holdings, Inc., an insurance holding company. He served as a director until April 2002, at which time the company was acquired by Kingsway Financial Services, Inc. Mr. Solomon is currently a director of Hexcel Corporation, a manufacturer of composite materials.

        James Barr, III.    James Barr, III has been President and Chief Executive Officer and a director of TDS Telecom for more than five years.

        Sandra L. Helton.    Sandra L. Helton was appointed Executive Vice President and Chief Financial Officer in October of 2000. She joined TDS as Executive Vice President—Finance and Chief Financial Officer in August 1998. Prior to joining TDS, Ms. Helton was the vice president and corporate controller of Compaq Computer Corporation between 1997 and 1998. Prior to that time, Ms. Helton was employed by Corning Incorporated for more than five years. At Corning Incorporated, Ms. Helton was senior vice president and treasurer between 1994 and 1997 and was vice president and treasurer between 1991 and 1994. Ms. Helton is also a director of U.S. Cellular and TDS Telecom. Ms. Helton is a director of The Principal Financial Group, a global financial institution, and Covance, Inc., a drug development services company.

        George W. Off.    George W. Off was appointed chairman and chief executive officer of Checkpoint Systems, Inc., a New York Stock Exchange listed company in August 2002. Checkpoint Systems, Inc. is a multinational manufacturer and marketer of integrated system solutions for retail security, labeling and merchandising. Prior to that time, Mr. Off was chairman of the board of directors of Catalina Marketing Corporation, a New York Stock Exchange listed company, from July 1998 until he retired in July 2000. Mr. Off served as president and chief executive officer of Catalina from 1994 to 1998. Until November 2003, Mr. Off also served as a director of SPAR Group, Inc., a provider of merchandising services for retailers and consumer package goods manufacturers.

Class III Directors

        The following persons are current Class III Directors whose terms will expire at the 2005 annual meeting of shareholders if Proposal 1 is not approved:

Elected by Holders of Common Shares

Name	Age	Position with TDS and Principal Occupation	Served as Director since
Herbert S. Wander	69	Director of TDS and Partner, Katten Muchin Zavis Rosenman, Chicago, Illinois	1968

Elected by Holders of Series A Common Shares and Preferred Shares

Name	Age	Position with TDS and Principal Occupation	Served as Director since
LeRoy T. Carlson	88	Director and Chairman Emeritus of TDS	1968
Walter C.D. Carlson	50	Director and non-executive Chairman of the Board of TDS and Partner, Sidley Austin Brown & Wood LLP, Chicago, Illinois	1981
Dr. Letitia G.C. Carlson	43	Director of TDS, Physician and Associate Clinical Professor at George Washington University Medical Center	1996

Background of Class III Directors

        Herbert S. Wander.    Herbert S. Wander has been a partner of Katten Muchin Zavis Rosenman for more than five years.

        LeRoy T. Carlson.    LeRoy T. Carlson was elected Chairman Emeritus of TDS in February 2002. Prior to that time, he was Chairman of TDS for more than five years. He is a Director of U.S. Cellular. Mr. Carlson is the father of LeRoy T. Carlson, Jr., Walter C.D. Carlson and Dr. Letitia G.C. Carlson.

        Walter C.D. Carlson.    Walter C.D. Carlson was elected non-executive Chairman of the Board of the board of directors of TDS in February 2002. He has been a partner of Sidley Austin Brown & Wood LLP for more than five years and is a member of its executive committee. He is a director of U.S. Cellular. Walter C.D. Carlson is the son of LeRoy T. Carlson and the brother of LeRoy T. Carlson, Jr. and Dr. Letitia G.C. Carlson. The law firm of Sidley Austin Brown & Wood LLP provides legal services to TDS and its subsidiaries on a regular basis. Mr. Carlson does not provide legal services to TDS, U.S. Cellular or their subsidiaries.

        Dr. Letitia G.C. Carlson.    Dr. Letitia G.C. Carlson has been a physician at George Washington University Medical Center for more than five years. At such medical center, she was an assistant professor between 1992 and 2001 and an assistant clinical professor between 2001 and 2003, and has been an associate clinical professor since 2003. Dr. Carlson is the daughter of LeRoy T. Carlson and the sister of LeRoy T. Carlson, Jr. and Walter C.D. Carlson.

        The board of directors recommends a vote "FOR" each of the above nominees for election in the Alternate Election.

        The following additional information is provided in connection with the election of directors.

Former Director

        Michael D. Bills was formerly a Class II director whose term was scheduled to expire at the 2004 annual meeting. Mr. Bills decided not to seek an additional term as director and resigned on May 6, 2004. As discussed above, Mitchell H. Saranow was appointed to the board of directors to fill the vacancy created by Mr. Bill's resignation.

Meetings of Board of Directors

        The board of directors held nine meetings during 2003. Each incumbent director attended at least 75 percent of the aggregate of the total number of meetings of the board of directors (held during 2003 for which such person has been a director) and the total number of meetings held by all committees of the board on which such person served (during the periods that such person served).

Long-Term Compensation Committee

        The long-term compensation committee approves all compensation for the President and CEO, considers and approves long-term compensation for TDS executive officers and for the president of TDS Telecom, and reviews and recommends to the board of directors any long-term compensation programs for TDS employees. The current members of the long-term compensation committee are George W. Off (chairperson) and Dr. Letitia G.C. Carlson. All meetings of the long-term compensation committee in 2003 were attended by both members of the committee. Certain actions were taken by unanimous written consent. A copy of the charter of the long-term compensation committee is available on TDS's web site, www.teldta.com, under Investor Relations—Corporate Governance—Board Committee Charters.

Compensation Committee

        The primary function of the compensation committee is to develop and administer the near term compensation policies and programs for TDS officers and key subsidiary executives, other than the President and CEO of TDS, and to administer long-term compensation for non-executive officers of TDS. The sole member of the compensation committee is LeRoy T. Carlson, Jr., President and CEO of TDS. All actions of the compensation committee are taken by written consent. A copy of the charter of the compensation committee is available on TDS's web site, www.teldta.com, under Investor Relations—Corporate Governance—Board Committee Charters.

Audit Committee

        The primary function of the audit committee is to assist the board of directors in fulfilling its oversight responsibilities with respect to the quality, integrity and annual independent audit of TDS's financial statements and other matters set forth in the charter for the audit committee, a copy of which is attached hereto as Exhibit B. A copy of the charter is also available on TDS's web site, www.teldta.com under Investor Relations—Corporate Governance—Board Committee Charters.

        The audit committee is currently composed of four members who are not officers or employees of TDS or any parent or subsidiary of TDS and do not have any other material relationship with TDS that would interfere with their exercise of independent judgment. The current members of the audit committee are George W. Off (chairperson), Donald C. Nebergall, Herbert S. Wander and Mitchell H. Saranow. The board of directors has determined that each of the members of the audit committee is "independent" and "financially sophisticated" as such terms are defined by the American Stock Exchange.

        The board appointed Mitchell H. Saranow to the audit committee concurrently with his appointment as a director of TDS on May 6, 2004. The board has made a determination that Mr. Saranow is an "audit committee financial expert" as such term is defined by the SEC.

        In accordance with the SEC's safe harbor rule for "audit committee financial experts," no member designated as an audit committee financial expert shall (i) be deemed an "expert" for any other purpose or (ii) have any duty, obligation or liability that is greater than the duties, obligations and liability imposed beyond those imposed on a member of the board or the audit committee not so designated. Additionally, the designation of a member or members as an "audit committee financial expert" shall in no way affect the duties, obligations or liability of any member of the audit committee, or the board, not so designated.

        The audit committee held 14 meetings during 2003.

Corporate Governance Committee

        In 2003, the board of directors established a corporate governance committee and adopted a charter for such committee. The members of the corporate governance committee are Walter C.D. Carlson (chairperson), LeRoy T. Carlson, Jr. and Martin L. Solomon. The primary function of the corporate governance committee is to advise the board on corporate governance matters, including developing and recommending to the board a set of corporate governance guidelines for TDS. A copy of the charter and the corporate governance guidelines are available on TDS's web site, www.teldta.com, under Investor Relations—Corporate Governance under "Board Committee Charters" for the charter and under "Corporate Governance Guidelines" for the guidelines.

American Stock Exchange Listing Standards

        Under listing standards of the American Stock Exchange, TDS is a "controlled company" as such term is defined by the American Stock Exchange. TDS is a controlled company because over 50% of the voting power of TDS is held by the trustees of the TDS Voting Trust. Accordingly, it is exempt from certain listing standards that require listed companies that are not controlled companies to (i) have a board composed of a majority of directors that qualify as independent under the rules of the American Stock Exchange, (ii) have certain compensation approved by a compensation committee comprised solely of directors, or by a majority of directors, that qualify as independent under the rules of the American Stock Exchange, and (iii) have director nominations be made by a committee comprised solely of directors, or by a majority of directors, that qualify as independent under the rules of the American Stock Exchange.

        As a controlled company, TDS is required to have three directors who qualify as independent to serve on the audit committee. The TDS audit committee has four members: George W. Off, Donald C. Nebergall, Herbert S. Wander and Mitchell H. Saranow. The TDS board of directors has determined that all four members of the TDS audit committee qualify as independent under the listing standards of the American Stock Exchange, as well as the rules of the SEC. In addition, two other of the current directors and nominees for director do not have any relationship with TDS other than in their capacities as directors of TDS and, accordingly, would qualify as independent directors under the listing standards of the American Stock Exchange. As a result, six of the twelve directors, or 50% of the directors, have been determined to qualify or would qualify as independent under the listing standards of the American Stock Exchange.

Director Nomination Process

        TDS does not have a nominating committee and, accordingly, does not have a nominating committee charter. Under listing standards of the American Stock Exchange, TDS is exempt from the requirement to have a nominating committee because it is a controlled company as such term is defined by the American Stock Exchange. Instead, the entire board of directors participates in the consideration of director nominees. Similarly, since TDS is a controlled company, TDS also is exempt from the listing standard that requires director nominations to be made by a nominating committee comprised solely of independent directors or by a majority of independent directors.

        The TDS board of directors does not have a formal policy with regard to the consideration of any director candidates recommended by shareholders. However, since the TDS Voting Trust has over 90% of the voting power in the election of directors elected by holders of Series A Common Shares and Preferred Shares, nominations of directors for election by the holders of Series A Common Shares and Preferred Shares is based on the recommendation of the trustees of the TDS Voting Trust. With respect to candidates for director to be elected by the Common Shares, the TDS board may from time to time informally consider candidates by shareholders that hold a significant number of Common Shares. The TDS board has no formal procedures to be followed by shareholders in submitting recommendations of candidates for director.

        The TDS board of directors does not have any specific, minimum qualifications that the board believes must be met by a nominee for a position on the TDS board of directors, or any specific qualities or skills that the board believes are necessary for one or more of the TDS directors to possess. The TDS board has consistently sought to nominate to the board of directors eminently qualified individuals whom the board believes would provide substantial benefit and guidance to TDS. The TDS board believes that substantial judgment, diligence and care are required to identify and select qualified persons as directors and does not believe that it would be appropriate to place limitations on its own discretion.

        In general, the TDS board will nominate existing directors for re-election unless the board has a concern about the director's ability to perform his or her duties. In the event of a vacancy on the board of a director elected by the Series A Common Shares and Preferred Shares, nominations are based on the recommendation of the trustees of the TDS Voting Trust. In the event of a vacancy on the board of a Common Share director, TDS may use various sources to identify potential candidates, including an executive search firm. In addition, the President may consider recommendations by shareholders that hold a significant number of Common Shares. Potential candidates are initially screened by the President and by other persons as the

President designates. Following this process, the President discusses with the Chairman of the Board whether one or more candidates should be considered by the full board of directors. If appropriate, information about the candidate is presented to and discussed by the full board of directors.

        Each of the nominees approved by the TDS board for inclusion on TDS's proxy card for election at the 2004 annual meeting are executive officers and/or directors who are standing for re-election, except for Mitchell H. Saranow. Mr. Saranow was nominated for election by the board of directors upon the recommendation of the President and CEO.

        TDS has not paid a fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominees for election of directors at the 2004 annual meeting. However, from time to time, TDS may pay a fee to an executive search firm to identify potential candidates for election of directors.

Shareholder Communication with Directors

        Security holders may send communications to the board of directors of TDS at any time. Any security holders can send communications to the board or to specified individual directors. Security holders should direct their communication to the board or to specified individual directors, in care of the Secretary of TDS at its corporate headquarters. Any security holder communications that are addressed to the board of directors or specified individual directors will be delivered by the Secretary of TDS to the board of directors or such specified individual directors. For more information, see the instructions on TDS's web site, www.teldta.com, under Investor Relations—Corporate Governance—Contacting the TDS Board of Directors.

TDS Policy on Attendance of Directors at Annual Meeting of Shareholders

        All directors are invited and encouraged to attend the annual meeting of shareholders, which is followed by the annual meeting of the board of directors. In general, all directors attend the annual meeting of shareholders unless they are unable to do so due to unavoidable commitments or intervening events. Of the twelve directors, ten attended the 2003 annual meeting of shareholders.

Stock Ownership Guidelines

        In 2003, the board of directors established stock ownership guidelines for directors. Each director is expected to own a minimum of 1,000 shares of common stock of TDS. In the event the value of the ownership interest of 1,000 shares falls below $50,000, the board may increase the minimum investment level to ensure an investment equivalent to at least $50,000. Directors have three years to comply with this requirement. The board will review the minimum ownership requirement periodically.

PROPOSAL 3
2004 LONG-TERM INCENTIVE PLAN

SUMMARY OF PROPOSAL

        The board of directors has approved the Telephone and Data Systems, Inc. 2004 Long-Term Incentive Plan (the "2004 Long-Term Incentive Plan"), subject to shareholder approval. The 2004 Long-Term Incentive Plan is an amendment and restatement of TDS's 1998 Long-Term Incentive Plan. The 1998 Long-Term Incentive Plan became effective on May 22, 1998 and the shareholders of TDS approved such plan at the 1998 annual meeting. Initially, 2,000,000 shares of TDS's Common Shares were reserved for issuance under the 1998 Long-Term Incentive Plan. In 2003, the board of directors approved an amendment to the 1998 Long-Term Incentive Plan to increase the number of Common Shares reserved for issuance from 2,000,000 to 4,400,000 and the shareholders of TDS approved such amendment at the 2003 Annual Meeting.

        The board of directors has determined that it would be desirable to approve and adopt the 2004 Long-Term Incentive Plan to make certain amendments to the 1998 Long-Term Incentive Plan, including the following:

  •
  prohibit the repricing of stock options unless shareholder approval is obtained;

  •
  authorize the grant of restricted stock units;

  •
  authorize the grant of restricted stock contingent upon attainment of performance measures;

  •
  permit cashless exercises of stock options only to the extent legally permissible;

  •
  increase the maximum amount of any bonus payment which may be deferred in any bonus year from $250,000 to $400,000;

  •
  provide that employer match awards will automatically become nonforfeitable upon the recipient's termination of employment only if such termination is due to disability or death; and

  •
  make certain other technical changes.

        Accordingly, the 2004 Long-Term Incentive Plan is being submitted for approval by the shareholders at the 2004 Annual Meeting. If approved by shareholders, the 2004 Long-Term Incentive Plan will be effective as of June 29, 2004. The following is a description of the 2004 Long-Term Incentive Plan.

DESCRIPTION OF THE PLAN

General	Under the 2004 Long-Term Incentive Plan, the following awards may be granted:
	•	incentive stock options ("ISOs") and nonqualified stock options;
	•	stock appreciation rights ("SARs");
	•	bonus stock awards;
	•	restricted stock awards and restricted stock unit ("RSU") awards, which may be subject to a restriction period or specified performance measures or both;
	•	performance shares; and
	•	employer match awards for deferred bonus payments, as described below.

A total of 4,400,000 Common Shares (the "Incentive Plan Stock") have been reserved for issuance under the 2004 Long-Term Incentive Plan, subject to adjustment in the event of a stock split, stock dividend or other changes in the capital structure of TDS. No grants may be made under the 2004 Long-Term Incentive Plan after ten years following its effective date.
Purposes of 2004	The purposes of the 2004 Long-Term Incentive Plan are:
Long-Term Incentive Plan	•	to align the interests of the shareholders of TDS and selected employees of TDS and certain of its affiliates who receive awards under the 2004 Long-Term Incentive Plan by increasing the interest of such employees in TDS's growth and success;
	•	to advance the interests of TDS by attracting and retaining key executive and management employees of TDS and certain of its affiliates; and
	•	to motivate such employees to act in the long-term best interests of TDS's shareholders.
Amendment
The board of directors may amend the 2004 Long-Term Incentive Plan as it deems advisable, subject to any requirement of shareholder approval under applicable law; provided, however that, subject to adjustment for certain changes in the capital structure of TDS, no amendment may be made without the approval of the shareholders of TDS, if such amendment would:

• increase the maximum number of shares of any class of stock available for issuance under the 2004 Long-Term Incentive Plan; or
•
reduce the minimum purchase price, exercise price or base price of an award and provided further that, with respect to any ISO, no amendment shall effect any change inconsistent with Section 422 of the Internal Revenue Code of 1986, as amended.
Termination	The 2004 Long-Term Incentive Plan will terminate on June 29, 2014, unless terminated earlier by the board of directors.
Eligibility	Certain employees of TDS and its affiliates who are selected by the Committee, described below, are eligible to participate in the 2004 Long-Term Incentive Plan.
Maximum Award
The maximum number of shares of Incentive Plan Stock with respect to which awards of options, SARs, bonus stock, performance shares, restricted stock, RSUs, or any combination thereof, may be granted during any three-calendar year period to any participant in the 2004 Long-Term Incentive Plan is 500,000, subject to adjustment in the event of a stock split, stock dividend or other changes in the capital structure of TDS.
Administration
The 2004 Long-Term Incentive Plan will be administered by a committee (the "Committee") designated by the board of directors of TDS, consisting of two or more members of the board of directors of TDS, each of whom is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code and a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Subject to the terms of the 2004 Long-Term Incentive Plan, the Committee will select employees for participation in the 2004 Long-Term Incentive Plan and will determine the form, amount and timing of each award and, if applicable, the number of shares of Incentive Plan Stock subject to an award granted thereunder, the purchase price or base price per share of Incentive Plan Stock associated with the award, the exercise price of any option award, the time and conditions of exercise or settlement of the award, and all other terms and conditions of the award, including without limitation, the form of the agreement evidencing the award. The Committee will also have the authority to interpret the 2004 Long-Term Incentive Plan and establish any rules and procedures necessary or desirable for the administration of the 2004 Long-Term Incentive Plan.

Except in connection with certain specified transactions or events, such as changes in the capital structure of TDS, the Committee may not, without shareholder approval, reduce the exercise price or base price of an award.
Delegation
The Committee may delegate some or all of its power and authority under the 2004 Long-Term Incentive Plan to the President and Chief Executive Officer or other executive officer of TDS as it deems appropriate, to the extent legally permissible; provided, however, that such Committee may not delegate its power and authority regarding:
• the selection for participation in the 2004 Long-Term Incentive Plan of:
•
the Chief Executive Officer of TDS (or any employee who is acting in such capacity), one of the four highest compensated officers of TDS (other than the Chief Executive Officer), or any other person deemed to be a "covered employee" within the meaning of Section 162(m) of the Internal Revenue Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the exercise period of an option to be granted to such employee; or
• an officer or other person subject to Section 16 of the Exchange Act; or

•
decisions concerning the timing, pricing or number of shares subject to an award granted to such an employee, officer or other person who is, or who in the Committee's judgment is likely to be, a covered employee.
Performance Measures	The Committee may establish performance measures as follows:
	•	The performance measures must be attained:
		•	during a performance period in order for an employee who is eligible to participate in the 2004 Long-Term Incentive Plan to be granted a performance stock option or certain SARs;
		•	during a performance period in order for certain types of stock options or certain types of SARs to become exercisable;
		•	as a condition to the grant of certain types of restricted stock, bonus stock and RSU awards;
		•	during the applicable restriction period or performance period as a condition to the award recipient's receipt, in the case of certain types of restricted stock awards, of shares of Incentive Plan Stock subject to such awards or in the case of certain types of RSU awards or performance share awards, of Incentive Plan Stock subject to such awards or the cash amount payable with respect to such awards (or a combination thereof).
	•	The performance measures may be one or more of the following:
		•	the attainment by a share of stock of a specified fair market value for a specified period of time;
		•	earnings per share;
		•	return on equity;
		•	return on capital;
		•	earnings on investments;
		•	cash flows;
		•	revenues;
		•	sales;
		•	costs;
		•	market share;
		•	attainment of cost reduction goals;
		•	customer count;
		•	attainment of business efficiency measures (i.e., cost per gross or net customer addition, revenue per customer, customer turnover rate, ratios of employees to volume of measures of business, and population in licensed or operating markets);
		•	financing costs;
		•	ratios of capital spending and investment to volume of business measures; and
		•	customer satisfaction survey results.

In the case of an option or SAR granted at fair market value on the date of grant, such performance measures also may include the attainment of individual performance objectives, or any other criteria and objectives established by the Committee or any combination thereof.
Employee Stock Options
The 2004 Long-Term Incentive Plan provides for the grant of ISOs and nonqualified stock options, and that the Committee will determine the exercise period and the purchase price of shares of Incentive Plan Stock at the time of grant, provided that the purchase price for shares of Incentive Plan Stock subject to an ISO is not less than 100% of the fair market value of such shares of stock on the date of grant. The exercise of an option entitles the optionee thereof to receive (subject to withholding taxes, if any) whole shares of Incentive Plan Stock. The aggregate fair market value (determined as of the date the option is granted) of the stock with respect to which ISOs are exercisable for the first time by the optionee in any calendar year (under the 2004 Long-Term Incentive Plan and any other incentive stock option plan of TDS) may not exceed $100,000. ISOs granted under the 2004 Long-Term Incentive Plan may not be exercised after ten years from the date of grant. In the case of any eligible employee who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of TDS or any of its subsidiaries, the exercise price of any ISOs granted under the 2004 Long-Term Incentive Plan may not be less than 110% of the fair market value of the stock on the date of grant, and the exercise period may not exceed five years from the date of grant. All stock options will become immediately exercisable upon certain changes of control of TDS.
Stock Appreciation Rights
The 2004 Long-Term Incentive Plan provides for the grant of SARs. The number of shares of Incentive Plan Stock subject to an SAR, the period for the exercise of an SAR, the base price of an SAR and any performance measures applicable to an SAR will be determined by the Committee, provided that the base price per share of Incentive Plan Stock subject to an SAR shall not be less than 100% of the fair market value of a share of stock on the date of grant. The exercise of an SAR entitles the holder thereof to receive (subject to withholding taxes, if any) whole shares of Incentive Plan Stock (which may be restricted stock), cash or a combination thereof with a value equal to the difference between the fair market value of the stock on the exercise date and the base price of the SAR, multiplied by the number of shares of Incentive Plan Stock with respect to which such SAR is issued. All SARs will become immediately exercisable upon certain changes of control of TDS.
Bonus Stock, Restricted Stock and Restricted Stock Unit Awards
The 2004 Long-Term Incentive Plan provides for the grant of bonus stock awards, which are vested upon grant. The 2004 Long-Term Incentive Plan also provides for restricted stock awards and RSU awards which will be subject to a restriction period. An RSU is a right to receive, upon vesting, a share of Incentive Plan Stock, or the fair market value of such share in cash, as specified by the agreement evidencing the award. An award of bonus stock, restricted stock or RSUs may be made upon the attainment of performance measures and an award of restricted stock or RSUs may be subject to the attainment of specified performance measures for the applicable restriction period. The terms of an award of restricted stock or RSUs, the restriction period and any performance measures will be determined by the Committee. Shares of restricted stock and RSUs will be subject to forfeiture if the holder does not remain continuously in the employment of TDS or any affiliate during the restriction period or, if the restricted stock or RSU is subject to performance measures, if such performance measures are not attained during the restriction period.

Any provisions relating to (i) the satisfaction of performance measures, (ii) the termination of the restriction period relating to a restricted stock award or RSU award and (iii) any forfeiture and cancellation of a restricted stock award or RSU award upon an employee's termination of employment, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee and set forth in the agreement with respect to the award; provided, however that, unless otherwise specified in the agreement with respect to a particular restricted stock award or RSU award, in the event of transfer of employment to an affiliate not deemed an employer under the 2004 Long-Term Incentive Plan, such employment with the affiliate shall be used solely for the purpose of determining whether any applicable service requirement is satisfied during the restriction period.

Unless otherwise set forth in an award agreement and subject to the terms and conditions of a restricted stock award, the holder of such award shall have all the rights as a shareholder of TDS, including but not limited to, voting rights, the right to receive dividends or other distributions and the right to participate in any capital adjustment applicable to all shareholders of TDS.

Prior to the settlement of an RSU award in shares of Incentive Plan Stock, the holder of such RSU shall have no rights as a shareholder of TDS with respect to the shares of Incentive Plan Stock subject to such award; however, the agreement for the award may allow the holder of the RSU to receive, on a current or deferred basis, dividend equivalents on such RSU and may also provide interest on, or the deemed reinvestment of, any deferred dividend equivalents.
All restriction periods applicable to restricted stock awards or RSU awards will lapse and any performance measures will be deemed satisfied at the target level upon certain changes of control of TDS.
Performance Share Awards
The 2004 Long-Term Incentive Plan provides for the grant of performance share awards. Each performance share is a right, contingent upon the attainment of performance measures within a specified performance period, to receive a share of Incentive Plan Stock, which may be a restricted stock, or the fair market value of such share in cash, as specified by the agreement evidencing the award. The number of shares of Incentive Plan Stock subject to a performance award, the applicable performance measures and performance period, and the terms of a performance share award will be determined by the Committee. If the specified performance measures are not attained during the applicable performance period, then the award recipient forfeits the performance share award. Any terms relating to (i) the satisfaction of performance measures, (ii) the termination of the performance period relating to a performance share award or (iii) any forfeiture and cancellation of an award upon an employee's termination of employment, whether by reason of disability, retirement, death, or any other reason, shall be determined by the Committee and set forth in the agreement with respect to the award; provided, however that, unless otherwise specified in the agreement with respect to a performance share award, in the event of transfer of employment to an affiliate not deemed an employer under the 2004 Long-Term Incentive Plan, such employment with the affiliate shall be used solely for the purpose of determining whether any applicable service requirement is satisfied during the performance period.
All performance periods applicable to performance share awards will lapse and any performance measures will be deemed satisfied at the target level upon certain changes of control of TDS.
Employer Match Awards
The 2004 Long-Term Incentive Plan permits an employee selected by the Committee to elect to defer all or a portion of his or her annual bonus to a deferred compensation account, provided, however, that the amount subject to such deferral election with respect to any year shall not exceed $400,000. If a selected employee elects to defer all or a portion of his or her annual bonus, an Employer match award may be allocated to the employee's deferred compensation account in an amount equal to a percentage specified by the Committee of the employee's deferred annual bonus amount, provided that such percentage shall not exceed 33 1/3%. An employee will be fully vested in the deferred bonus amounts credited to his or her deferred compensation account. One-third of the Employer match awards credited to the employee's deferred compensation account shall become vested on each of the first three anniversaries of the last day of the year for which the applicable bonus is payable, provided that such employee is an employee of TDS or an affiliate on such date and the amount credited to his or her deferred compensation account has not been distributed before such date. An employee's deferred compensation account will be deemed to be invested in phantom shares of Incentive Plan Stock.

An employee will receive an amount equal to his or her vested deferred compensation account balance when he or she terminates employment with TDS and all of its affiliates; provided, however, that an employee may elect to receive all or a portion of his or her deferred annual bonus, any related vested Employer match awards and all deemed investment earnings on such amounts at an earlier date if:
•	such election is made at the time the employee elects to defer the bonus amount; and
•	such earlier date is at least two years after the date of his or her deferral election.

In addition, the Committee may approve a distribution of all or a portion of an employee's vested deferred compensation account in the event of an unforeseeable emergency causing severe financial hardship. Amounts credited to an employee's deferred compensation account under the 2004 Long-Term Incentive Plan are not transferable by the award recipient other than:
•	pursuant to a beneficiary designation effective on the award recipient's death; or
•	pursuant to a court order entered in connection with a dissolution of marriage or child support.
Subject to the change in control provisions of the 2004 Long-Term Incentive Plan and unless otherwise specified in the agreement with respect to an Employer match award:
•	in the event of a termination of employment by reason of disability or death, any Employer match award will become vested to the extent not previously forfeited; and
•	in the event of a termination of employment for any other reason, any unvested Employer match award will be forfeited.
All Employer match awards will become fully vested upon certain changes of control of TDS.

FEDERAL INCOME TAX CONSEQUENCES

        The following is a brief summary of the federal income tax consequences of awards made under the 2004 Long-Term Incentive Plan. The following should not be relied upon as being a complete description of such consequences and does not address the state, local or other tax consequences of awards made under the 2004 Long-Term Incentive Plan.

Stock Options	An award recipient will not recognize taxable income upon the grant of a stock option. An award recipient will recognize compensation taxable as ordinary income (subject to income tax withholding) upon exercise of a nonqualified stock option equal to the excess of the fair market value on the date of exercise of the shares purchased over their exercise price, and TDS will be entitled to a corresponding corporate income tax deduction, except to the extent the limit of Section 162(m) of the Internal Revenue Code applies. An award recipient will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an ISO. If the shares acquired by exercise of an ISO are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred to the award recipient, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and TDS will not be entitled to any corporate income tax deduction. If, however, such shares are disposed of within such two or one year periods, then in the year of the disposition of the shares the award recipient generally will recognize compensation taxable as ordinary income equal to the excess of
• the lesser of:
• the amount realized upon such disposition; or
• the fair market value of such shares on the date of exercise
• over the exercise price;
and TDS will be entitled to a corresponding corporate income tax deduction, except to the extent the limit of Section 162(m) of the Internal Revenue Code applies.
Stock Appreciation Rights
An award recipient will not recognize taxable income upon the grant of an SAR. An award recipient will recognize compensation taxable as ordinary income (subject to income tax withholding) upon exercise of an SAR equal to the fair market value of any unrestricted shares of Incentive Plan Stock delivered and the amount of cash paid by TDS upon such exercise, and TDS will be entitled to a corresponding corporate income tax deduction, except to the extent the limit of Section 162(m) of the Internal Revenue Code applies. If restricted stock is delivered upon exercise of an SAR, the tax consequences associated with such restricted stock shall be determined in accordance with the section below titled "Restricted Stock".
Bonus Stock
An award recipient will recognize compensation taxable as ordinary income (subject to income tax withholding) in respect of an award of shares of bonus stock at the time such shares are awarded in an amount equal to the then fair market value of such shares and TDS will be entitled to a corresponding corporate income tax deduction, except to the extent the limit of Section 162(m) of the Internal Revenue Code applies.

Restricted Stock
An award recipient will not recognize taxable income at the time of an award of shares of restricted stock, and TDS will not be entitled to a corporate income tax deduction at such time, unless the award recipient makes an election to be taxed at the time the shares of restricted stock are granted. If such election is made, the award recipient will recognize compensation taxable as ordinary income (subject to income tax withholding) at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. If such election is not made, the award recipient will recognize compensation taxable as ordinary income (subject to income tax withholding) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. TDS is entitled to a corresponding corporate income tax deduction at the time the ordinary income is recognized by the award recipient, except to the extent the limit of Section 162(m) of the Internal Revenue Code applies. In addition, an award recipient receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize taxable compensation (subject to income tax withholding), rather than dividend income, in an amount equal to the dividends paid, and TDS will be entitled to a corresponding corporate income tax deduction, except to the extent the limit of Section 162(m) of the Internal Revenue Code applies.
Restricted Stock Units
An award recipient will not recognize taxable income at the time of an award of an RSU, and TDS will not be entitled to a corporate income tax deduction at such time. An award recipient will recognize compensation taxable as ordinary income (subject to income tax withholding) at the time the restrictions on the award lapse in an amount equal to the fair market value of any shares delivered and any cash paid by TDS, and TDS will be entitled to a corresponding corporate income tax deduction, except to the extent the limit of Section 162(m) of the Internal Revenue Code applies.
Performance Shares
An award recipient will not recognize taxable income upon the grant of performance shares and TDS will not be entitled to a corporate income tax deduction at such time. Upon the settlement of performance shares in the form of unrestricted shares of Incentive Plan Stock or cash or a combination of both, the award recipient will recognize compensation taxable as ordinary income (subject to income tax withholding) in an amount equal to the fair market value of any shares delivered and any cash paid by TDS, and TDS will be entitled to a corresponding corporate income tax deduction, except to the extent the limit of Section 162(m) of the Internal Revenue Code applies. Upon the settlement of performance shares in the form of restricted stock, the tax consequences associated with such restricted stock shall be determined in accordance with the above section titled "Restricted Stock".
Deferral Of Annual	An award recipient will not recognize taxable income
Bonus Amount and Employer Match Award	• on any annual bonus amount which he or she timely elects not to receive currently by deferring such amount into a deferred compensation account; or
• upon the grant of an Employer match award;

and TDS will not be entitled to a corporate income tax deduction at such time. At the time the award recipient receives a distribution from his or her deferred compensation account, the award recipient will recognize the distributed amount as compensation taxable as ordinary income (subject to income tax withholding), and TDS will be entitled to a corresponding corporate income tax deduction, except to the extent the limit of Section 162(m) of the Internal Revenue Code applies.

Section 162(m) of the Internal Revenue Code
Section 162(m) of the Internal Revenue Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's Chief Executive Officer and the corporation's four most highly compensated executive officers other than the Chief Executive Officer. However, certain types of compensation paid to such executives are not subject to the $1 million deduction limit. One such type is "qualified performance-based compensation." Qualified performance-based compensation generally must satisfy all of the following requirements:
	•	the compensation must be payable solely on account of the attainment of pre-established objective performance measures;
	•	the performance measures must be determined by a committee consisting solely of two or more "outside directors;"
	•	the material terms under which the compensation is to be paid, including the performance measures, must be approved by a majority of the corporation's shareholders; and
	•	the committee administering the plan must certify that the applicable performance measures were satisfied before payment of any performance-based compensation is made.

Compensation payable with respect to stock options and SARs will be considered qualified performance-based compensation, however, if such awards (i) have a purchase or base price at least equal to the fair market value of the underlying shares of Incentive Plan Stock on the date of grant; (ii) are granted by a committee consisting solely of two or more "outside directors" and (iii) satisfy the 500,000 share limit described in the above section titled "Maximum Award."

It is intended that TDS's Long-Term Compensation Committee, which will administer the 2004 Long-Term Incentive Plan, will consist solely of two or more "outside directors" as defined for purposes of Section 162(m) of the Internal Revenue Code. As a result, and based on regulations published by the United States Department of the Treasury, certain compensation under the 2004 Long-Term Incentive Plan, such as that payable with respect to (i) certain options and SARs; (ii) restricted stock and RSUs granted as a result of the attainment of performance measures or with restrictions based upon the attainment of performance measures; (iii) performance awards and (iv) bonus stock granted as a result of the attainment of performance measures, may not be subject to the $1 million deduction limit under Section 162(m) of the Internal Revenue Code. Other compensation under the 2004 Long-Term Incentive Plan, such as that payable with respect to (i) restricted stock and restricted stock units not granted as a result of the attainment of performance measures with restrictions not based upon the attainment of performance measures; (ii) bonus stock not granted as a result of the attainment of performance measures and (iii) company match awards, generally is expected to be subject to such limit.

        The following table discloses the benefits or amounts that will be received by or allocated to each of the following under the plan being acted upon, if such benefits or amounts are determinable, as of December 31, 2003.

NEW PLAN BENEFITS
2004 LONG-TERM INCENTIVE PLAN

		Company Match Award for 2003(2)
Name	Number of Common Shares Subject to Options(1)	Dollar Value	Number of Shares
LeRoy T. Carlson, Jr.	361,681	$—	—
Sandra L. Helton	152,825	—	—
James Barr III	66,204	—	—
John E. Rooney(3)	—	—	—
LeRoy T. Carlson	188,745	67,570	1,018
Other Executives	467,561	17,478	264

Executive Group	1,237,016	85,048	1,282
Non-Executive Board of Director Group	—	—	—
Non-Executive Employee Group	931,984	—	—

TOTAL	2,169,000	$85,048	1,282

(1)
Since the option exercise price for all awards is equal to the fair market value of the Common Shares on the grant date, no value was assigned to the options for purposes of the above table.

(2)
Represents the dollar value and number of shares of the Company Match Award for 2003, which is represented by phantom Common Shares of TDS.

(3)
John E. Rooney does not participate in the 2004 Long-Term Incentive Plan but is listed above pursuant to the rules of the SEC. Mr. Rooney participates in U.S. Cellular's long-term incentive plan.

        This description of the 2004 Long-Term Incentive Plan is a summary only and is qualified by the terms of the 2004 Long-Term Incentive Plan itself, a copy of which is attached to this Proxy Statement as Exhibit C. Although the 2004 Long-Term Incentive Plan authorizes the issuance of tracking stock shares of certain groups, TDS has no plans to issue such shares.

        The board of directors recommends a vote "FOR" approval of the 2004 Long-Term Incentive Plan.

PROPOSAL 4
INDEPENDENT AUDITORS

        We anticipate continuing the services of PricewaterhouseCoopers LLP as independent auditors for the current fiscal year. Representatives of PricewaterhouseCoopers LLP, who served as independent auditors for the last fiscal year, are expected to be present at the annual meeting of shareholders and will have the opportunity to make a statement and to respond to appropriate questions raised by shareholders at the annual meeting or submitted in writing prior thereto.

        We are not required to obtain shareholder ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors by the Bylaws or otherwise. However, we have elected to seek such ratification by the affirmative vote of the holders of a majority of the votes cast by shares entitled to vote with respect to such matter at the annual meeting. Should the shareholders fail to ratify the selection of PricewaterhouseCoopers LLP as independent auditors, the audit committee of the board of directors will review whether to retain such firm for the year ending December 31, 2004.

        The board of directors recommends a vote "FOR" ratification of PricewaterhouseCoopers LLP as independent auditors for the current fiscal year.

FEES PAID TO PRINCIPAL ACCOUNTANTS

        The following sets forth the aggregate fees (including expenses) billed by TDS's principal auditors PricewaterhouseCoopers LLP for 2003 and 2002:

	2003	2002
Audit Fees(1)	$2,082,246	$1,892,575
Audit Related Fees(2)	132,156	560,000
Tax Fees(3)	—	439,409
All Other Fees(4)	21,000	297,925

Total Fees	$2,235,402	$3,189,909

(1)
Represents the aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the annual financial statements for the years 2003 and 2002 included in TDS's and U.S. Cellular's Form 10-K's for those years and the reviews of the financial statements included in TDS's and U.S. Cellular's Form 10-Qs for each of these years, as well as accounting research, review of financial information included in other SEC filings and the issuance of consents and comfort letters. Does not include fees of $53,500 paid to Arthur Andersen in 2002.

(2)
Represents the aggregate fees billed by PricewaterhouseCoopers LLP for assurance and related services for TDS and U.S. Cellular in the years 2003 and 2002 that are reasonably related to the performance of the audit or review of financial statements other than the fees disclosed in the foregoing paragraph. These services include acquisition and divestiture related services, accounting consultation and (for 2003 only) Sarbanes-Oxley planning. There were no fees paid to Arthur Andersen for audit related services in 2002.

(3)
Represents the aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered to TDS and U.S. Cellular in 2003 and 2002 for tax compliance, tax advice and tax planning. These services represented tax consulting services. Does not include fees of $179,125 paid to Arthur Andersen in 2002.

(4)
Represents the aggregate fees billed by PricewaterhouseCoopers LLP for services, other than services covered in (1), (2) or (3) above, for the years 2003 and 2002. These services include consulting on internal audit leadership for 2002 and licensing of a best practices database for 2003. Does not include fees of $27,360 paid to Arthur Andersen in 2002.

        The audit committee determined that the payment of fees for non-audit related services does not conflict with maintaining PricewaterhouseCoopers LLP's independence.

PRE-APPROVAL PROCEDURES

        The audit committee adopted a policy, effective May 6, 2003, as amended as of February 26, 2004, pursuant to which all audit and non-audit services must be pre-approved by the audit committee. The following describes the policy as amended. Under no circumstances may TDS's principal external auditor provide services that are prohibited by the Sarbanes-Oxley Act of 2002 or rules issued thereunder. Non-prohibited audit-related services and certain tax and other services may be provided to TDS, subject to such pre-approval process and prohibitions. The audit committee has delegated to the chairperson plus one other member of the audit committee the authority to pre-approve services by the independent auditors and to report any such approvals to the full audit committee at each of its regularly scheduled meetings. In the event the chairperson is unavailable, pre-approval may be given by any two members of the audit committee. The pre-approval policy relates to all services provided by TDS's principal external auditor and does not include any de minimis exception.

AUDIT COMMITTEE REPORT

        This report is submitted by the current members of the audit committee of the board of directors of TDS. The audit committee operates under a written charter adopted by the TDS board of directors, a copy of which is attached hereto as Exhibit B.

        Management is responsible for TDS's internal controls and the financial reporting process. TDS has an internal audit staff, which performs testing of internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of TDS's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon. The audit committee's responsibility is to monitor and oversee these processes.

        In this context, the audit committee held meetings with management, the internal audit staff and representatives of PricewaterhouseCoopers LLP, TDS's independent auditors for 2003. In these meetings, the audit committee reviewed and discussed the audited financial statements as of and for the year ended December 31, 2003. Management represented to the audit committee that TDS's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the audit committee has reviewed and discussed the consolidated financial statements with management and representatives of PricewaterhouseCoopers LLP.

        The discussions with PricewaterhouseCoopers LLP also included the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, relating to information regarding the scope and results of the audit. In particular, the audit committee reviewed with PricewaterhouseCoopers LLP its judgment as to the quality, not just the acceptability of TDS's accounting principles. The audit committee also received from PricewaterhouseCoopers LLP written disclosures and a letter regarding its independence as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and this information was discussed with PricewaterhouseCoopers LLP.

        Based on, and in reliance upon these reviews and discussions, the audit committee recommended to the board of directors that the audited financial statements as of and for the year ended December 31, 2003 be included in TDS's Annual Report on Form 10-K for the year ended December 31, 2003.

        By the members of the audit committee of the board of directors of TDS:

George W. Off Chairperson	Donald C. Nebergall	Herbert S. Wander	Mitchell H. Saranow

CHANGE IN INDEPENDENT AUDITORS

        Within the last two most recent fiscal years, TDS engaged new independent auditors to audit its financial statements. Information required to be disclosed pursuant to Item 304(a) of Regulation S-K of the SEC was previously reported in TDS's Form 8-K dated May 23, 2002. Pursuant to the requirements of the SEC's proxy rules, the following repeats the disclosure set forth in Item 4 of such Form 8-K, which is incorporated by reference herein.

  On May 23, 2002, Telephone and Data Systems, Inc. ("TDS") dismissed Arthur Andersen LLP ("Andersen") as TDS's independent auditors, and engaged PricewaterhouseCoopers LLP ("PWC") to serve as its new independent auditors for 2002. The change in auditors will become effective May 23, 2002. This action was taken by the TDS board of directors based on the recommendation of TDS's audit committee. TDS also approved the same change of auditors for its subsidiary, United States Cellular Corporation ("U.S. Cellular"), pursuant to the terms of an Intercompany Agreement between TDS and U.S. Cellular.

  Andersen's reports on TDS's consolidated financial statements for each of the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

  During the years ended December 31, 2001 and 2000 and the interim period between December 31, 2001 and the date of this Form 8-K, there were no disagreements between TDS and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with their report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

  TDS provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated May 23, 2002, stating its agreement with the foregoing disclosures.

  During TDS's two most recent fiscal years and through the date of this Report on Form 8-K, TDS did not consult PWC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on TDS's consolidated financial statements, or any other matters or reportable events listed in Item 304(a)(2)(i) and (ii) of Regulation S-K.

        Exhibit 16.1 to the Form 8-K referenced above is not attached hereto but the disclosures therein are incorporated by reference herein.

EXECUTIVE OFFICERS

        In addition to the executive officers identified in the tables regarding the election of directors, set forth below is a table identifying current officers of TDS and its subsidiaries who may be deemed to be executive officers of TDS. Unless otherwise indicated, the position held is an office of TDS.

Name	Age	Position
John E. Rooney	62	President and CEO of United States Cellular Corporation
D. Michael Jack	61	Senior Vice President and Corporate Controller
Kurt B. Thaus	44	Senior Vice President and Chief Information Officer
Scott H. Williamson	53	Senior Vice President—Acquisitions and Corporate Development
Kevin C. Gallagher	56	Vice President and Corporate Secretary
C. Theodore Herbert	68	Vice President—Human Resources
Rudolph E. Hornacek	77	Vice President—Engineering
Frieda E. Ireland	51	Vice President—Internal Audit
J. Timothy Kleespies	53	Vice President and Assistant Corporate Controller
Kenneth M. Kotylo	42	Vice President—Acquisitions and Corporate Development
Peter L. Sereda	45	Vice President and Treasurer
Mark A. Steinkrauss	58	Vice President—Corporate Relations
James W. Twesme	51	Vice President—Corporate Finance
Byron A. Wertz	57	Vice President—Corporate Development

        John E. Rooney.    John E. Rooney has been the President and Chief Executive Officer of U.S. Cellular since April 10, 2000. Mr. Rooney was previously employed by Ameritech Corporation for more than five years, most recently as president of Ameritech Consumer Services and, prior to that, as president of Ameritech Cellular Services. Mr. Rooney is also a director of U.S. Cellular.

        D. Michael Jack.    D. Michael Jack was appointed Senior Vice President and Corporate Controller of TDS in March 2003. Prior to that, he was Vice President and Corporate Controller since November 1999. Prior to joining TDS, Mr. Jack was employed by Cummins Engine Company, Inc. for more than five years. At Cummins Engine Company, Mr. Jack was executive director of its financial services division between 1998 and 1999; chief financial officer of the industrial business unit between 1996 and 1998; and controller of worldwide operations prior to 1996.

        Kurt B. Thaus.    Kurt B. Thaus was appointed Senior Vice President and Chief Information Officer on January 12, 2004. Prior to that, he was employed by T-Systems North America, Inc., the North American subsidiary of T-Systems International (Deutsche Telekom) for more than five years, most recently as senior vice president of technology management services.

        Scott H. Williamson.    Scott H. Williamson has been Senior Vice President—Acquisitions and Corporate Development of TDS for more than five years.

        Kevin C. Gallagher.    Kevin C. Gallagher was appointed Vice President and Corporate Secretary on December 1, 2001. He was also appointed Vice President and Corporate Secretary of U.S. Cellular and TDS Telecom in December 2001. Prior to that time, he was senior vice president, general counsel and secretary of 360° Communications Company between 1996 and 1998. Prior to that, Mr. Gallagher was vice president and general counsel of Sprint Cellular Company between 1993 and 1996.

        C. Theodore Herbert.    C. Theodore Herbert has been Vice President—Human Resources of TDS for more than five years.

        Rudolph E. Hornacek.    Rudolph E. Hornacek has been Vice President—Engineering of TDS for more than five years. He was a director of TDS until his resignation in November 1998. He is currently Director Emeritus of TDS. Mr. Hornacek is a Director of TDS Telecom.

        Frieda E. Ireland.    Frieda E. Ireland was appointed Vice President—Internal Audit on July 1, 2003. Prior to that, she was employed by Alliant Foodservice, Inc. for more than five years, most recently as vice president—internal control.

        J. Timothy Kleespies.    J. Timothy Kleespies was appointed Vice President and Assistant Corporate Controller on November 1, 2003. Prior to that, he was Vice President—Tax since October 2000. Prior to joining

TDS, Mr. Kleespies was employed by Universal Foods Corporation from 1999 to 2000 as director of corporate taxes and by Stone Container Corporation from 1988 to 1999 as director of corporate taxes and tax counsel.

        Kenneth M. Kotylo.    Kenneth M. Kotylo was appointed Vice President—Acquisitions and Corporate Development in February 2003. Prior to joining TDS in February, Mr. Kotylo was employed by William Blair & Company from 2000 to 2002 as an equity research analyst. Prior to that time, he was Director—Financial Planning & Analysis at TDS from 1997 to 2000.

        Peter L. Sereda.    Peter L. Sereda has been Vice President and Treasurer of TDS for more than five years.

        Mark A. Steinkrauss.    Mark A. Steinkrauss has been Vice President—Corporate Relations of TDS for more than five years.

        James W. Twesme.    James W. Twesme has been Vice President—Corporate Finance of TDS for more than five years.

        Byron A. Wertz.    Byron A. Wertz has been a Vice President—Corporate Development of TDS for more than five years. Mr. Wertz is the nephew of LeRoy T. Carlson and the cousin of each of LeRoy T. Carlson, Jr., Walter C.D. Carlson and Dr. Letitia G.C. Carlson.

Codes of Conduct and Ethics

        As required by Section 807 of the American Stock Exchange Company Guide, TDS has adopted a Code of Business Conduct, applicable to all officers and employees of TDS and its subsidiaries, which includes a Code of Ethics for certain Senior Executives and Financial Officers, that complies with the definition of a "code of ethics" as set forth in Item 406 of Regulation S-K of the SEC. TDS has also adopted a Code of Ethics for its directors. Each of the foregoing codes has been posted to TDS's internet website, www.teldta.com, under Investor Relations—Corporate Governance.

        TDS intends to satisfy the disclosure requirement under Item 10 of Form 8-K regarding any amendment to its Code of Ethics for certain Senior Executives and Financial Officers, and will disclose all other amendments to any of the foregoing codes, by posting such information to such internet website. Any waivers of any of the foregoing codes for directors or executive officers, including any waiver of the Code of Ethics for certain Senior Executives and Financial Officers, will be approved by TDS's board of directors, as applicable, and disclosed in a Form 8-K that is filed with the SEC within five days of such waiver.

EXECUTIVE COMPENSATION

Summary of Compensation

        The following table summarizes the compensation paid by TDS to the President and Chief Executive Officer of TDS and the other four most highly compensated executive officers (based on the aggregate of the salary and bonus for 2003).

Summary Compensation Table(1)

					Long-Term Compensation
		Annual Compensation			Awards		Payouts
Name and Principal Position	Year	Salary(2)	Bonus(3)	Other Annual Compensation(4)	Restricted Stock Award(s)(5)	Securities Underlying Options(6)	LTIP Payouts(7)	All Other Compensation(8)
LeRoy T. Carlson, Jr.	2003	$910,000	$591,500	$—	$—	65,567	—	$47,581
President and Chief	2002	858,000	445,000	55,625	—	68,215	—	47,819
Executive Officer	2001	780,000	468,000	—	—	29,429	—	36,507
Sandra L. Helton	2003	$550,000	$370,000	$—	$—	31,475	—	$47,139
Executive Vice	2002	504,000	353,000	—	—	29,915	—	47,460
President and Chief	2001	460,000	310,000	—	—	12,115	—	41,738
Financial Officer
James Barr III	2003	$539,000	$285,000	$—	$—	11,958	—	$50,966
President and Chief	2002	501,000	225,000	—	—	17,061	$2,450,422	50,188
Executive Officer of	2001	458,000	298,000	—	—	6,785	—	44,331
TDS Telecom
John E. Rooney(9)	2003	$592,209	$360,000	$104,994	$366,585	175,000	—	$50,553
President and Chief	2002	526,292	240,000	70,008	242,679	33,000	—	50,910
Executive Officer of	2001	485,459	190,000	55,414	396,911	20,000	—	20,570
U.S. Cellular
LeRoy T. Carlson	2003	$465,000	$233,000	$67,570	$—	28,605	—	$7,356
Chairman Emeritus	2002	437,600	242,000	70,180	—	22,170	—	35,085
	2001	547,000	310,000	72,500	—	15,590	—	41,052

        There are no outstanding stock appreciation rights ("SARs"), therefore the Summary Compensation Table does not reflect information on SARs.

(1)
Does not include the discount amount under any dividend reinvestment plan or any employee stock purchase plan because such plans are generally available to all eligible shareholders or salaried employees, respectively. Does not include the value of any perquisites and other personal benefits, securities or property because the aggregate amount of such compensation is less than the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the above-named executive officers.

(2)
Represents the dollar value of base salary (cash and non-cash) earned by the named executive officer during the fiscal year identified.

(3)
Represents the dollar value of bonus (cash and non-cash) earned (whether received in cash or deferred) by the named executive officer for 2003, 2002 and 2001. See "Executive Officer Compensation Report."

(4)
Represents the fair market value of phantom stock units credited to such officer with respect to deferred bonus compensation. See "Bonus Deferral and Stock Unit Match Program."LeRoy T. Carlson, Jr. deferred $222,500 of his 2002 bonus pursuant to the TDS 1998 Long-Term Incentive Plan. Mr. Rooney deferred 100% of his 2001, 2002 and 2003 bonus. LeRoy T. Carlson deferred $250,000 of his 2001 bonus and 100% of his 2002 and 2003 bonus pursuant to the TDS 1998 Long-Term Incentive Plan.

(5)
Represents the value of restricted USM Common Shares granted to Mr. Rooney, based on the closing price of U.S. Cellular Common Shares on the date of grant. In 2003, 14,981 restricted shares were granted to Mr. Rooney which vest on March 31, 2006. In 2002, 5,919 restricted shares were granted to Mr. Rooney that vest on March 31, 2005. In 2001, 6,682 restricted shares were granted to Mr. Rooney that vest on March 31, 2004. The value of all 27,582 of such shares based on the price of U.S. Cellular Common Shares on the award dates was $1,006,175. As of December 31, 2003, all 27,582 shares were unvested. The value of such shares based on the price of U.S. Cellular Common Shares on December 31, 2003 of $35.50 per share is $979,161.

(6)
Represents the number of shares subject to stock options awarded during the fiscal year identified. Unless otherwise indicated by footnote, the awards represent options without tandem SARs and relate to TDS Common Shares, except for John E. Rooney, in which case the awards represent options with respect to U.S. Cellular shares.

(7)
In 2002, Mr. Barr exercised options for an aggregate of 124,890 phantom stock units for 1998, 1999 and 2000, and received a net cash payment, prior to withholding taxes, of $2,450,422. See "TDS Telecom Phantom Incentive Option Plan."

(8)
Includes contributions by TDS for the benefit of the named executive officer under the TDS tax-deferred savings plan ("TDSP"), the TDS pension plan ("Pension Plan"), including earnings accrued under a related supplemental benefit agreement, the TDS supplemental executive retirement plan ("SERP") and the dollar value of any insurance premiums paid during the covered fiscal year with respect to life insurance for the benefit of the named executive ("Life Insurance"), as indicated below for 2003:

	LeRoy T. Carlson, Jr.	Sandra L. Helton	James Barr III	John E. Rooney	LeRoy T. Carlson
TDSP	$6,771	$6,400	$6,818	$6,989	$6,981
Pension Plan	18,704	17,988	32,946	9,390	—
SERP	21,296	22,012	7,054	30,610	—
Life Insurance	810	739	4,148	3,564	375

Total	$47,581	$47,139	$50,966	$50,553	$7,356

(9)
All of Mr. Rooney's compensation is paid by U.S. Cellular. Mr. Rooney's annual compensation is approved by LeRoy T. Carlson, Jr., the Chairman of U.S. Cellular, and Mr. Rooney's long-term compensation is approved by the stock option compensation committee of U.S. Cellular.

General Information Regarding Options

        The following tables show, as to the executive officers who are named in the Summary Compensation Table, certain information regarding options.

Individual Option Grants in 2003

						Potential Realizable Value at Assumed Annual Realized Stock Price Appreciation for Option Terms(4)
	Number of Securities Underlying Options Granted(1)
		Percent of Total Options Granted to Employees(2)
Name			Exercise Price	Market Price(3)	Expiration Date
						5%	10%
LeRoy T. Carlson, Jr.(5)	65,567	9.8%	$52.92	$52.92	07/03/13	$2,182,142	$5,529,977
Sandra L. Helton(5)	31,475	4.7%	$52.92	$52.92	07/03/13	$1,047,523	$2,654,628
James Barr III(5)	11,958	1.8%	$52.92	$52.92	07/03/13	$397,975	$1,008,548
John E. Rooney(6)	175,000	12.2%	$24.47	$24.47	04/21/13	$2,693,084	$6,824,804
LeRoy T. Carlson(5)	23,605	3.5%	$52.92	$52.92	07/03/13	$785,600	$1,990,866

(1)
Represents the number of TDS shares underlying options awarded during the year, except in the case of John E. Rooney, in which case the amount represents the number of U.S. Cellular shares underlying options awarded during the fiscal year.

(2)
Represents the percent of total TDS shares underlying options awarded to all TDS employees during the fiscal year, except in the case of John E. Rooney, in which case the figure represents the percent of total U.S. Cellular shares underlying options awarded to all U.S. Cellular employees during the fiscal year.

(3)
Represents the per share fair market value of shares as of the award date.

(4)
Represents the potential realizable value of each grant of options, assuming that the market price of the shares underlying the options appreciates in value from the award date to the end of the option term at the indicated annualized rates.

(5)
Pursuant to the TDS long-term incentive plan, on July 3, 2003, such named executive officer was granted options (the "2002 Performance Options") to purchase TDS Common Shares based on the achievement of certain levels of corporate and individual performance in 2002 as contemplated by the TDS long-term incentive plan. The purchase price per TDS Common Share subject to the 2002 Performance Options is the fair market value of the TDS Common Shares as of the grant date. The 2002 Performance Options became exercisable on December 15, 2003. If Mr. Barr retires on or after March 31, 2005, all of his options will become fully vested on the date of his retirement.

(6)
These represent options with respect to U.S. Cellular Common Shares. Such options were granted as of March 31, 2003 and become exercisable with respect to 25% of the shares underlying the option on March 31 2004, 2005 and 2006 and become fully vested on October 10, 2006.

Option Exercises in 2003 and
December 31, 2003 Option Values

			As of December 31, 2003
	2003		Number of Securities Underlying Unexercised Options(3)		Value of Unexercised In-the-Money Options(4)
	Shares Acquired on Exercise(1)	Value Realized(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
LeRoy T. Carlson, Jr.
2002 Performance Options(5)	—	$—	65,567	—	$631,410	$—
2001 Performance Options(6)	—	—	68,215	—	165,762	—
2000 Performance Options(7)	—	—	29,429	—	—	—
2000 Automatic Options(8)	—	—	42,540	14,180	—	—
1999 Performance Options(9)	—	—	32,000	—	—	—
1998 Performance Options(10)	—	—	27,850	—	—	—
1998 Automatic Options(11)	—	—	54,600	—	1,026,480	—
1997 Performance Options(12)	—	—	27,300	—	622,440	—
1996 Performance Options(13)	—	—	11,770	—	219,746	—
1995 Performance Options(14)	—	—	13,233	—	197,833	—
1994 Performance Options(15)	—	—	13,114	—	320,375	—

Total	—	$—	385,618	14,180	$3,184,046	$—

Sandra L. Helton
2002 Performance Options(5)	—	$—	31,475	—	$303,104	$—
2001 Performance Options(6)	—	—	29,915	—	106,198	—
2000 Performance Options(7)	—	—	12,115	—	—	—
2000 Automatic Options(8)	—	—	18,990	6,330	—	—
1999 Performance Options(9)	—	—	18,000	—	—	—
1998 Automatic Options(16)	—	—	36,000	—	1,032,480	—

Total	—	$—	146,495	6,330	$1,441,782	$—

James Barr III
2002 Performance Options(5)	—	$—	11,958	—	$115,156	$—
2001 Performance Options(6)	—	—	17,061	—	60,567	—
2000 Performance Options(7)	—	—	6,785	—	—	—
2000 Options(17)	—	—	24,320	6,080	—	—

Total	—	$—	60,124	6,080	$175,723	$—

John E. Rooney
2003 USM Options(18)	—	$—	—	175,000	$—	$1,930,250
2002 USM Options(19)	—	—	8,250	24,750	—	—
2001 USM Options(20)	—	—	8,000	12,000	—	—
2000 USM Initial Options(21)	—	—	33,000	22,000	—	—

Total	—	$—	49,250	233,750	$—	$1,930,250

LeRoy T. Carlson
2002 Performance Options(5)	—	$—	23,605	—	$227,316	$—
2001 Performance Options(6)	—	—	22,170	—	78,704	—
2000 Performance Options(7)	—	—	15,590	—	—	—
2000 Automatic Options(8)	—	—	25,770	8,590	—	—
1999 Performance Options(9)	—	—	18,000	—	—	—
1998 Performance Options(10)	—	—	17,600	—	—	—
1998 Automatic Options(11)	—	—	39,600	—	744,480	—
1997 Performance Options(12)	—	—	17,820	—	406,296	—
1996 Performance Options(13)	—	—	8,295	—	154,868	—
1995 Performance Options(14)	—	—	9,367	—	140,037	—
1994 Performance Options(15)	—	—	9,476	—	231,499	—
1994 Automatic Options(22)	—	—	36,050	—	539,308	—

Total	—	$—	243,343	8,590	$2,522,508	$—

(1)
Represents the number of TDS Common Shares with respect to which the options were exercised or, in the case of John E. Rooney, Common Shares of U.S. Cellular ("USM shares").

(2)
Represents the aggregate dollar value realized upon exercise, based on the difference between the exercise price and the fair market value of the shares on the date of exercise.

(3)
Represents the number of TDS Common Shares subject to options, except for John E. Rooney, in which case the information is presented with respect to USM shares. All options are transferable to permitted transferees.

(4)
Represents the aggregate dollar value of in-the-money, unexercised options held at the end of the fiscal year, based on the difference between the exercise price and $62.55, the market value of TDS Common Shares on December 31, 2003 or, with respect to options for USM shares, $35.50, the market value of USM Common Shares on December 31, 2003.

(5)
Such options became exercisable on December 15, 2003 and are exercisable until July, 2013 at the exercise price of $52.92 per share.

(6)
Such options became exercisable with respect to LeRoy T. Carlson, Jr., on December 15, 2002 and are exercisable until August 19, 2012 at the exercise price of $60.12 per share. With respect to Ms. Helton, Mr. Barr and Mr. LeRoy T. Carlson, such options became exercisable on December 15, 2002 and are exercisable until July 5, 2012 at the exercise price of $59.00 per share.

(7)
Such options became exercisable on December 15, 2001 and are exercisable until April 30, 2011 at the exercise price of $99.44 per share.

(8)
Such options become exercisable in annual increments of 25% on December 15, 2001 and on each anniversary of such date until December 15, 2004 and are exercisable until September 15, 2010 at the exercise price of $121.12 per share.

(9)
Such options became exercisable on December 15, 2000 and are exercisable until May 5, 2010 at the exercise price of $105.13 per share.

(10)
Such options became exercisable on December 15, 1999 and are exercisable until April 30, 2009 at the exercise price of $66.75 per share.

(11)
Such options became exercisable with respect to one-third of the shares on each of December 15, 1998, December 15, 1999 and December 15, 2000, and are exercisable until November 5, 2007 at the exercise price of $43.75 per share.

(12)
Such options became exercisable on December 15, 1998 and are exercisable until June 22, 2008 at the exercise price of $39.75 per share.

(13)
Such options became exercisable on December 15, 1997 and are exercisable until December 15, 2007 at the exercise price of $43.88 per share.

(14)
Such options became exercisable on December 15, 1996 and are exercisable until December 15, 2006 at the exercise price of $47.60 per share.

(15)
Such options became exercisable on December 15, 1995 and are exercisable until December 15, 2005 at the exercise price of $38.12 per share.

(16)
Such options became exercisable with respect to 12,000 shares on December 15, 1998, December 15, 1999 and December 15, 2000, and are exercisable until September 15, 2008 at an exercise price of $33.87 per share.

(17)
Such options become exercisable in annual increments of 20% on December 15, 2000 and on each anniversary of such date through December 15, 2004, and are exercisable until March 10, 2010 at the exercise price of $104.00 per share.

(18)
The 2003 USM Options become exercisable in annual increments of 25% on March 31 2004, 2005 and 2006 and become fully vested on October 10, 2006, and are exercisable until March 31, 2013 at an exercise price of $24.47.

(19)
The 2002 USM Options become exercisable in annual increments of 25% on March 31 of each year, beginning in 2003 and ending in 2006, and are exercisable until March 31, 2012 at an exercise price of $41.00.

(20)
The 2001 USM Options become exercisable in annual increments of 20% on March 31 of each year beginning in 2002 and ending in 2006, and are exercisable until March 31, 2011 at an exercise price of $59.40.

(21)
The 2000 USM Initial Options become exercisable with respect to 20% of the shares underlying the option on April 10 of each year, beginning in 2001 and ending in 2005, and are exercisable until April 10, 2010 at an exercise price of $69.19 per share.

(22)
Such options became exercisable in annual increments of 20% on each of December 15, 1994 and on the first through the fourth anniversaries of such date, and are exercisable until November 4, 2004 at the exercise price of $47.59 per share.

TDS Telecom Phantom Incentive Option Plan

        James Barr III participated in the TDS Telecom phantom stock incentive plan (the "TDS Telecom Plan"). The TDS Telecom Plan was adopted by TDS Telecom in 1997 and related to the five-year period beginning on January 1, 1995 and ending on December 31, 1999. Under the TDS Telecom Plan, Mr. Barr was awarded certain phantom stock units in amounts determined by the Chairman of TDS Telecom. The award consisted of automatic awards and performance awards. The automatic awards vested in five equal annual installments beginning on December 15, 1995. The performance awards included a corporate performance award and an individual performance award. The performance awards vested on December 15 of the year following the performance year to which they relate. When vested, the phantom stock option units became exercisable at an exercise price determined in accordance with the terms of the plan. In 2002, Mr. Barr exercised options for an aggregate of 124,890 phantom stock units for 1998, 1999 and 2000. He received a net cash payment prior to withholding taxes, of $2,450,422, which is equal to the difference between the exercise price and the implied value of the phantom stock units as provided in the TDS Telecom Plan. As a result of such exercise, Mr. Barr has exercised all options under the Plan.

Pension Plans and Supplemental Benefit Agreements

        The TDS employees' pension trust (the "TDS Target Pension Plan") was a defined contribution plan designed to provide retirement benefits for eligible employees of TDS and certain of its affiliates which adopted the TDS Target Pension Plan. Annual employer contributions based upon actuarial assumptions were made under a formula designed to fund a target pension benefit for each participant commencing generally upon the participant's attainment of retirement age.

        U.S. Cellular previously had adopted the TDS wireless companies' pension plan (the "Wireless Pension Plan"). The Wireless Pension Plan, a qualified non-contributory defined contribution pension plan, provided pension benefits for employees of U.S. Cellular. Under the Wireless Pension Plan, pension contributions were calculated separately for each participant, based on a fixed percentage of the participant's qualifying compensation, and were funded currently.

        Effective January 1, 2001, the TDS Target Pension Plan was merged with and into the Wireless Pension Plan and the new merged plan has been titled the TDS Pension Plan. All of the plan assets which had been held for the TDS Target Pension Plan and the Wireless Pension Plan were combined to be held on a consolidated basis for the new TDS Pension Plan, which will pay all benefits which previously accrued under both the TDS Target Pension Plan and the Wireless Pension Plan and all future pension plan accruals. All eligible participants who have been receiving target pension benefits under the TDS Target Pension Plan will continue to be eligible for target pension benefits under the TDS Pension Plan. Similarly, eligible participants who have been receiving a pension benefit contribution based on a fixed percentage of their qualifying compensation under the Wireless Pension Plan will continue to be eligible for such benefit under the TDS Pension Plan. All newly eligible employees of both TDS and U.S. Cellular and their affiliates will only be eligible for the pension benefit contribution based on a fixed percentage of qualifying compensation as previously provided under the Wireless Pension Plan.

        The amounts of the annual contributions for the benefit of the named executive officers under the TDS Target Pension Plan and/or the Wireless Pension Plan are included above in the Summary Compensation Table under "All Other Compensation."

        The TDS supplemental executive retirement plan ("SERP") has provided supplemental benefits under the TDS Pension Plan and the Wireless Pension Plan and effective January 1, 2001, the new TDS Pension Plan. The SERP was established to offset the reduction of benefits caused by the limitation on annual employee compensation which can be considered for tax qualified pension plans under the Internal Revenue Code. The SERP is a non-qualified deferred compensation plan and is intended to be unfunded. The amounts of the accruals for the benefit of the named executive officers are included above in the Summary Compensation Table under "All Other Compensation."

        In 1980, TDS entered into a non-qualified supplemental benefit agreement with LeRoy T. Carlson which, as amended, requires TDS to pay a supplemental retirement benefit to Mr. Carlson in the amount of $47,567 plus interest at a rate equal to 1/4% under the prime rate for the period from May 15, 1981 (the date of Mr. Carlson's 65th birthday) to May 31, 1992, in five annual installments beginning June 1, 2001, plus interest at 9 1/2% compounded semi-annually from June 1, 1992. The agreement was entered into because certain amendments made to the TDS Pension Plan in 1974 had the effect of reducing the amount of retirement benefits, which Mr. Carlson would receive under the TDS Pension Plan. The payments to be made under the agreement, together with the retirement benefits under the TDS Pension Plan, were designed to permit Mr. Carlson to receive approximately the same retirement benefits he would have received had the TDS Pension Plan not been amended. All the interest accrued under this agreement is included above in the Summary Compensation Table under "All Other Compensation" and identified in footnote 8 thereto as contributions under the TDS Pension Plan.

Deferred Compensation Agreements

        James Barr III is party to an executive deferred compensation agreement, pursuant to which a specified percentage of his gross compensation is deferred and credited to a deferred compensation account. The deferred compensation account is credited with interest compounded monthly, computed at a rate equal to one-twelfth of the sum of the average thirty-year Treasury Bond rate plus 1.25 percentage points until the deferred compensation amount is paid to such person. The amount of compensation deferred by such person is included in and reported with all other non-deferred compensation in the "Summary Compensation Table." No amount is included in the Summary Compensation Table for the interest earned on such deferred compensation because such interest rate is intended to approximate a market rate.

Bonus Deferral and Stock Unit Match Program

        The 1998 Long-Term Incentive Plan provides the opportunity for those who are employed by TDS at the position of Vice President or above to defer receipt of a portion of their bonuses and receive TDS matching stock unit credits. Executives may elect to defer receipt of all or a portion of their annual bonuses and to receive stock unit matches on the amount deferred up to $250,000 (to be amended to $400,000—see Proposal 3 in this proxy statement). Deferred compensation will be deemed invested in phantom TDS Common Shares. TDS match amounts will depend on the amount of annual bonus that is deferred into stock units. Participants receive a 25% stock unit match for amounts deferred up to 50% of their total annual bonus and a 33% match for amounts that exceed 50% of their total annual bonus. The matched stock units vest ratably at a rate of one-third per year over three years. The fair market value of the matched stock units is reported in the Summary Compensation Table under "Other Annual Compensation."

        LeRoy T. Carlson deferred $250,000 of his 2001 bonus, and 100% of his 2002 and 2003 bonus. Accordingly, LeRoy T. Carlson will receive a 25% stock unit match for 50% of his deferred bonuses and a 33% match for 50% of his deferred bonuses up to $250,000 for such years under the 1998 Long-Term Incentive Plan. LeRoy T. Carlson, Jr., deferred $222,500 of his 2002 bonus and, accordingly, will receive a 25% stock unit match for this deferred bonus under the 1998 Long-Term Incentive Plan. See the "Summary Compensation Table."

        In addition, U.S. Cellular has a similar plan pursuant to which John E. Rooney may defer compensation and receive stock unit matches with respect to U.S. Cellular Common Shares. Any stock unit matches received by Mr. Rooney are reported in the Summary Compensation Table under "Other Annual Compensation."

Other Agreements

        In 2003, TDS agreed to an arrangement with James Barr III relating to his employment. Under the arrangement, if Mr. Barr remains employed with TDS/TDS Telecom until at least March 31, 2005, (i) all of Mr. Barr's stock options will become fully vested on the date of his retirement and (ii) TDS will pay him a sum equal to his then annual salary in twenty-four equal monthly installments commencing the month after his retirement. Mr. Barr will be required to provide consulting services to TDS during such period in consideration for such payments. If Mr. Barr is demoted or terminated prior to his retirement for any reason other than a serious violation of TDS's Code of Business Conduct, TDS will pay Mr. Barr a sum equal to Mr. Barr's then annual salary.

        TDS has entered into an agreement with LeRoy T. Carlson whereby it will employ Mr. Carlson until he elects to retire from TDS. Mr. Carlson is to be paid at least $60,000 per annum until his retirement. The agreement also provides that upon his retirement, Mr. Carlson will be retained by TDS as a part-time consultant (for not more than 60 hours in any month) until his death or disability. Upon his retirement, Mr. Carlson will receive $75,000 per annum as a consultant, plus increments beginning in 1985 equal to the greater of three percent of his consulting fee or two-thirds of the percentage increase in the consumer price index for the Chicago metropolitan area. If Mr. Carlson becomes disabled before retiring, TDS can elect to discontinue his employment and retain him in accordance with the consulting arrangement described above. Upon Mr. Carlson's death (unless his death follows his voluntary termination of his employment or the consulting arrangement), his widow will receive until her death an amount equal to that which Mr. Carlson would have received as a consultant. TDS may terminate payments under the agreement if Mr. Carlson becomes the owner of more than 21% of the stock, or becomes an officer, director, employee or paid agent of any competitor of TDS within the continental United States. No amounts were paid or payable under this agreement in 2003, 2002 or 2001, and no amounts related thereto are included above in the Summary Compensation Table.

Compensation of Directors

        The board of directors amended the compensation plan (the "Non-Employee Directors' Plan") for non-employee directors in 2002. A non-employee director is a director of TDS who is not an employee of TDS or its affiliates, U.S. Cellular or TDS Telecom. The purpose of the Non-Employee Directors' Plan is to provide reasonable compensation to non-employee directors for their services to TDS, and to induce qualified persons to serve as non-employee members of the board of directors.

        The Non-Employee Directors' Plan provides that each non-employee director will receive an annual director's fee of $34,000 payable quarterly, and the chairperson will receive an additional $34,000 fee. The plan also provides that each non-employee director serving on the audit committee will receive an annual director's fee of $8,000 payable quarterly, except for the chairperson, who will receive a fee of $18,000. The plan also provides that each non-employee director will receive an annual fee of $2,000 payable quarterly, for serving on the long-term compensation committee, except for the chairperson, who will receive a fee of $4,000. It also provides that each non-employee director will receive a fee of $1,500 for board of directors and committee meetings, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with travel to, and attendance at, each regularly scheduled or special meeting.

        The Non-Employee Directors' Plan further provides that each non-employee director will receive 50%, and may elect to receive on an annual basis up to 100%, of their retainers and meeting fees for regularly scheduled meetings of the board (five per year), by the delivery of Common Shares of TDS having a fair market value as of the date of payment equal to the cash amount of the retainer or fee foregone.

        Under the Non-Employee Directors' Plan, for purposes of determining the number of Common shares deliverable in connection with any of the foregoing elections, the fair market value of a Common Share will be the average closing price of our Common Shares as reported in the American Stock Exchange Composite Transactions section of The Wall Street Journal for the twenty trading days before the end of the quarter or the date of the board meeting, as applicable. Our board of directors has reserved 65,000 Common Shares of TDS for issuance pursuant to the Non-Employee Directors' Plan.

        In addition, TDS pays life insurance premiums to provide life insurance of $100,000 for each of its directors. Except for such life insurance premiums, directors who are also employees of TDS or any affiliate do not receive any additional compensation for services rendered as directors.

Executive Officer Compensation Report

        This report is submitted by LeRoy T. Carlson, Jr., President and CEO, who serves as the compensation committee of the board of directors for all executive officers of TDS (other than the President and CEO), and by the TDS long-term compensation committee of the board of directors, which approves all compensation for the President and CEO and approves long-term compensation for executive officers of TDS. Long-term compensation for John E. Rooney is approved by the stock option compensation committee of U.S. Cellular (as described in its report in the proxy statement of U.S. Cellular).

        TDS's compensation policies for executive officers are intended to provide incentives for the achievement of corporate and individual performance goals and to provide compensation consistent with the financial performance of TDS. TDS's policies establish incentive compensation performance goals for executive officers based on factors over which such officers have control and which are important to TDS's long-term success. Compensation should be appropriate to the financial performance of TDS and should be sufficient to enable TDS to attract and retain individuals possessing the talents required for long-term successful performance.

        Executive compensation consists of both annual and long-term compensation. Annual compensation consists of base salary and an annual bonus. Annual compensation decisions are based partly on individual and corporate short-term performance and partly on the individual and corporate cumulative long-term performance during the executive's tenure in his or her position, particularly with regard to the President and CEO. Long-term compensation is intended to compensate executives primarily for their contributions to long-term increases in shareholder value and is generally provided through the grant of stock options.

        The process of determining base salary begins with establishing an appropriate salary range for each officer, based upon the particular duties and responsibilities of the officer, as well as salaries for comparable positions with other companies. These other companies include those in the peer group index described below under "Stock Performance Chart", as well as other companies in the telecommunications industry and other industries with similar characteristics. The President and CEO is provided with information about executive compensation at other companies, as reported in proxy statements and salary surveys published by various organizations. The President and CEO uses these sources and makes the determination of appropriate ranges for each executive officer based on his informed judgment, using the information provided to him by the Vice President of Human Resources, as discussed below. The range is not based on any formal analysis nor is there any documentation of the range. The base salary of each officer is set within this range based on an assessment of the responsibilities and the performance of such officer, also taking into account the performance of TDS and/or its business units or divisions, other comparable companies, the industry and the overall economy during the preceding year. The salary of each of the executive officers is believed to be at or slightly above the median of the range considered to be appropriate in the judgment of the President and CEO.

        Annually, the nature and extent of each executive officer's personal accomplishments and contributions for the year are determined, based on information submitted by the executive and by others familiar with his or her performance, including the executive's direct supervisor. The President and CEO evaluates the information in terms of the personal objectives established for such executive officer for the performance appraisal period. The President and CEO also makes an assessment of how well TDS did as a whole during the year and the extent to which the President and CEO believes the executive officer contributed to the results. With respect to executive officers having primary responsibility over a certain business unit or division of TDS, the President and CEO considers the performance of the business unit or division and the contribution of the executive officer thereto. No specific measures of performance are considered determinative in the compensation of executive officers. Instead, all the facts and circumstances are taken into consideration by the President and CEO. Ultimately, it is the informed judgment of the President and CEO that determines an executive's salary and bonus.

        The primary focus of TDS is increasing long-term shareholder value through growth, measured primarily in such terms as revenues, customer units in service, operating cash flow (operating income plus depreciation and amortization) and operating income. However, there is no quantifiable relationship between compensation and such measures of performance. Instead, compensation decisions are made subjectively, considering certain performance measures, as well as other appropriate facts and circumstances.

        The President and CEO of TDS also approves annual bonus compensation for executive officers of TDS and each of its business units or divisions. The Vice President-Human Resources prepares appropriate information, for the annual compensation reviews of executive officers. TDS has no written or formal corporate executive bonus plan. The bonuses for corporate executive officers are determined by the President and CEO based on his evaluation of each executive's contribution to TDS, the achievement of individual objectives, the performance of TDS and/or its business units and divisions and all other facts and circumstances considered appropriate in his judgment. The 2003 bonuses approved for the named executives are listed above in the Summary Compensation Table.

        The annual compensation of the President and CEO of TDS is approved by the long-term compensation committee. The Vice President—Human Resources prepares for the committee an analysis of compensation paid to chief executive officers of other comparable companies, including the companies in the peer group index described below under "Stock Performance Chart", as well as other companies in the telecommunications industry and other industries, to the extent considered appropriate, based on similar size, function, geography or otherwise. This information is presented to the long-term compensation committee, which approves the final base salary and bonus of the President and CEO based on such information. The long-term compensation committee approved a bonus of $445,000 for the President and CEO for the year 2002, and increased his 2003 base salary to $910,000, representing an increase of $52,000 or 6.1% over his base salary of $858,000 in 2002. The long-term compensation committee approved a bonus of $591,500 for the President and CEO for the year 2003, and increased his 2004 base salary to $970,000, representing an increase of $60,000 or 6.6% over his base salary of $910,000 in 2003. As with the other executive officers, the compensation of the President and CEO is determined on the basis of the committee's analysis of multiple factors rather than specific measures of performance. The long-term compensation committee has access to numerous performance measures and financial statistics prepared by TDS. This financial information includes the audited financial statements of TDS, as well as internal financial reports such as budgets and their results, operating statistics and other analyses. The long-term compensation committee may also consider such other factors the committee deems appropriate in making its compensation decisions. Ultimately, it is the informed judgment of the long-term compensation committee, after reviewing the compensation information provided by the Vice President—Human Resources, that determines the salary and bonus for the President and CEO.

        As discussed above, the primary focus of TDS is the increase of long-term shareholder value through growth, measured primarily in such terms as revenues, customer units in service, operating cash flow (operating income plus depreciation and amortization) and operating income. However, as discussed above, there is no quantifiable relationship between compensation and such measures of performance. Instead, compensation decisions are made subjectively, considering certain performance measurers, as well as all other appropriate facts and circumstances.

        The long-term compensation committee believes that the total compensation (base salary and bonus) of the President and CEO has been set at a level less than the average for executives at companies which it considers comparable. Each of the members of the committee base this belief on his or her personal assessment and judgment of the President and CEO's responsibilities in comparison to those of chief executive officers and chief operating officers of the companies included in the peer group index described below under "Stock Performance Chart", as well as other companies in the telecommunications industry and other industries with similar characteristics, based on the information prepared by the Vice President—Human Resources, as discussed above. The President and CEO has a substantial beneficial interest in TDS, as described below under "Security Ownership of Management", and will benefit together with other shareholders based on the performance of TDS. The committee has taken this fact into account in its review and approval of the President and CEO's salary and bonus.

        The President and CEO may also recommend to the long-term compensation committee long-term compensation in the form of additional stock option grants, stock appreciation rights or otherwise for executive officers. The long-term compensation decisions for executive officers are made by the long-term compensation committee in a manner similar to that described for annual base salary and bonus decisions, except that the stock options will generally vest over several years, in order to reflect the goal of relating long-term compensation of executive officers, including the President and CEO, to increases in shareholder value over the same period.

        The performance of TDS is also a factor in determining the number of stock options which will be awarded and become exercisable with respect to the executive officers. As indicated under the table "Individual Option Grants in 2003", certain named executive officers received an award of Performance Options in 2003 based on the achievement of certain levels of corporate and individual performance in 2002.

        Section 162(m) of the Code.    Subject to certain exceptions, section 162(m) of the Internal Revenue Code generally provides a $1 million annual limit on the amount that a publicly held corporation is allowed to deduct as compensation paid to each of the corporation's chief executive officer and the corporation's other four most highly compensated officers. TDS does not believe that the $1 million deduction limitation should have a material effect on TDS in the immediate future. If the $1 million deduction limitation is expected to have a material effect on TDS in the future, TDS will consider ways to maximize the deductibility of executive compensation, while retaining the discretion TDS deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.

        This Executive Officer Compensation Report is submitted by LeRoy T. Carlson, Jr., sole member of the compensation committee and by the long-term compensation committee: George W. Off (chairperson) and Dr. Letitia G.C. Carlson.

Stock Performance Chart

        The following chart graphs the performance of the cumulative total return to shareholders (stock price appreciation plus dividends) during the previous five years in comparison to returns of the Standard & Poor's 500 Composite Stock Price Index and a peer group index. The peer group index was constructed specifically for TDS and includes the following companies: ALLTEL Corp., Centennial Communications Corp. (formerly known as Centennial Cellular Corp.) (Class A), CenturyTel, Inc. (formerly known as Century Telephone Enterprise, Inc.), Citizens Communications Co. (formerly known as Citizen Utilities) (Series B), Rural Cellular Corp. (Class A), Western Wireless Corp. (Class A) and TDS. In calculating the peer group index, the returns of each company in the group have been weighted according to such company's market capitalization at the beginning of the period.

COMPARATIVE FIVE-YEAR TOTAL RETURNS*
TDS, S&P 500, PEER GROUP
(PERFORMANCE RESULTS THROUGH 12/31/03)

	December 31,
	1998	1999	2000	2001	2002	2003
TDS	$100.00	$282.02	$202.43	$203.01	$107.42	$144.64
S&P 500	$100.00	$121.04	$110.02	$96.95	$75.52	$97.18
Peer Group	$100.00	$171.81	$126.54	$118.24	$90.43	$98.13

        Assumes $100.00 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in TDS Common Shares, S&P 500 and Peer Group.

        * Cumulative total return assumes reinvestment of dividends.

Compensation Committee Interlocks and Insider Participation

        The sole member of the compensation committee is LeRoy T. Carlson, Jr., President and CEO of TDS. The primary function of the compensation committee is to develop and administer the near term compensation policies and programs for TDS officers and key subsidiary executives, other than the President and CEO of TDS, and to administer long-term compensation for non-executive officers of TDS. Mr. Carlson is a member of the board of directors of TDS, U.S. Cellular, and TDS Telecom. He is also the Chairman of U.S. Cellular and TDS Telecom and, as such, approves the executive officer annual compensation decisions for U.S. Cellular and TDS Telecom. Mr. Carlson is compensated by TDS for his services to TDS and all its subsidiaries. However, U.S. Cellular reimburses TDS for a portion of such compensation pursuant to intercompany agreements between TDS and such subsidiaries. The long-term compensation committee of the board of directors of TDS approves all compensation for the President and CEO, considers and approves long-term compensation for TDS executive officers and for the president of TDS Telecom, and reviews and recommends to the board of directors any long-term compensation programs for TDS employees. The members of the TDS long-term compensation committee are George W. Off (chairperson) and Dr. Letitia G.C. Carlson. The members of the TDS long-term compensation committee are neither officers nor employees of TDS or any of its subsidiaries nor directors of any of TDS's subsidiaries. Long-term compensation for executive officers who are employees of U.S. Cellular is approved by the stock option compensation committee of U.S. Cellular. The stock option compensation committee of U.S. Cellular is composed of directors of such subsidiary who are neither officers nor employees of TDS or any of its subsidiaries nor directors of TDS.

        In addition to such compensation committee interlocks and insider participation in compensation decisions, TDS and certain related parties are involved in the following relationships and transactions.

        Other Relationships and Related Transactions.    The following persons are partners of Sidley Austin Brown & Wood LLP, the principal law firm of TDS, U.S. Cellular and their subsidiaries: Walter C.D. Carlson, a trustee and beneficiary of a voting trust that controls TDS and U.S. Cellular, the non-executive Chairman of the Board and member of the board of directors of TDS and a director of U.S. Cellular; William S. DeCarlo, the General Counsel of TDS and an Assistant Secretary of TDS and certain subsidiaries of TDS; and Stephen P. Fitzell, the General Counsel and/or an Assistant Secretary of U.S. Cellular and certain subsidiaries of TDS. Mr. Carlson does not provide legal services to TDS, U.S. Cellular or their subsidiaries.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table provides information as of December 31, 2003 regarding TDS Common Shares that may be issued under equity compensation plans currently maintained by TDS.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon the exercise of outstanding options and rights	Weighted-average exercise price of outstanding options and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	2,354,000	$67.36	2,659,000
Equity compensation plans not approved by security holders(2)	4,000	$44.54	56,000

Total	2,358,000	$67.32	2,715,000

(1)
This includes the following plans that have been approved by TDS shareholders:

Plan	Number of securities to be issued upon the exercise of outstanding options and rights	Number of securities remaining available for future issuance (excluding securities reflected in prior column)
1998 Long-Term Incentive Plan	2,169,000	2,066,000
1994 Long-Term Incentive Plan	180,000	358,000

	2,349,000	2,424,000
2003 Employee Stock Purchase Plan	5,000	235,000

Total	2,354,000	2,659,000

  See Note 21—Dividend Reinvestment, Incentive and Compensation Plans, in the notes to the consolidated financial statements included in our 2003 Annual Report to Shareholders for certain information about these plans, which is incorporated by reference herein. The 1998 Long-Term Incentive Plan is proposed to be amended and redesignated as the 2004 Long-Term Incentive Plan as described under Proposal 3.

(2)
This includes the following plans that have not been approved by TDS shareholders:

Plan	Number of securities to be issued upon the exercise of outstanding options and rights	Number of securities remaining available for future issuance (excluding securities reflected in prior column)
Compensation Plan for Non-Employee Directors	—	46,000
Quest Plan	—	10,000
Chorus Stock Incentive Plan	4,000	—

Total	4,000	56,000

  The material terms of the Compensation Plan for Non-Employee Directors are set forth above under "Compensation of Directors" and are incorporated by reference herein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        On March 31, 2004, TDS had outstanding and entitled to vote 50,821,490 Common Shares, par value $.01 per share (excluding 5,499,408 Common Shares held by TDS and 484,012 Common Shares held by a subsidiary of TDS); 6,429,555 Series A Common Shares, par value $.01 per share; and 38,645 Preferred Shares, par value $.01 per share.

        Each of the outstanding Common Shares and Preferred Shares is entitled to one vote and each of the outstanding Series A Common Shares is entitled to ten votes. Accordingly, the voting power of all outstanding Series A Common Shares was 64,295,550 votes. The total voting power of all outstanding shares of all classes of capital stock was 115,155,685 votes at March 31, 2004 with respect to matters other than the election of directors.

Security Ownership of Management

        The following table sets forth as of March 31, 2004, or the latest practicable date, the number of Common Shares and Series A Common Shares beneficially owned, and the percentage of the outstanding shares of each such class so owned by each director and nominee for director of TDS, by each of the executive officers named in the Summary Compensation Table and by all directors and executive officers as a group.

Name of Individual or Number of Persons in Group	Title of Class or Series	Amount and Nature of Beneficial Ownership(1)	Percent of Class or Series		Percent of Shares of Common Stock		Percent of Voting Power(2)
LeRoy T. Carlson, Jr., Walter C.D. Carlson, Letitia G.C. Carlson and Prudence E. Carlson(3)	Series A Common Shares	6,062,302	94.3%		10.6%		52.6%
LeRoy T. Carlson(4)(10)	Common Shares Series A Common Shares	224,339 52,325	* *		* *		* *
LeRoy T. Carlson, Jr.(5)(10)	Common Shares Series A Common Shares	406,366 17,620	* *		* *		* *
Walter C.D. Carlson(6)	Common Shares Series A Common Shares	3,134 864	* *		* *		* *
Letitia G.C. Carlson(7)	Common Shares Series A Common Shares	1,262 934	* *		* *		* *
Sandra L. Helton(10)	Common Shares	149,724	*		*		*
James Barr III(10)	Common Shares	48,560	*		*		*
Donald C. Nebergall(9)	Common Shares Series A Common Shares	2,332 1,032	* *		* *		* *
Herbert S. Wander	Common Shares	2,152	*		*		*
George W. Off	Common Shares	3,235	*		*		*
Martin L. Solomon	Common Shares	12,259	*		*		*
Kevin A. Mundt	Common Shares	1,970	*		*		*
Mitchell H. Saranow	Common Shares	1,000	*		*		*
John E. Rooney	Common Shares	932	*		*		*
All directors, director nominees and executive officers as a group (26 persons)(8)(10)	Common Shares Series A Common Shares	1,346,068 6,142,193	2.6 95.5	% %	2.4 10.7	% %	1.2 53.3	% %

*
Less than 1%

(1)
The nature of beneficial ownership for shares in this column is sole voting and investment power, except as otherwise set forth in these footnotes.

(2)
Represents the percent of voting power in matters other than the election of directors.

(3)
The shares listed are held by the persons named as trustees under a voting trust which expires June 30, 2035, created to facilitate long-standing relationships among the trust certificate holders. Under the terms of the voting trust, the trustees hold and vote the TDS Series A Common Shares held in the trust. If the voting trust were terminated, the following individuals, directly or indirectly, would each be deemed to own beneficially more than 5% of the outstanding TDS Series A Common Shares: LeRoy T. Carlson, Jr.,

  Catherine Mouly (wife of LeRoy T. Carlson, Jr.), Walter C.D. Carlson, Prudence E. Carlson, Richard Beckett (husband of Prudence E. Carlson), and Dr. Letitia G.C. Carlson.

(4)
Includes 52,325 Series A Common Shares held by Mr. Carlson's wife. Mr. Carlson disclaims beneficial ownership of such shares. Does not include 45,599 Series A Common Shares held for the benefit of LeRoy T. Carlson or 186,585 Series A Common Shares held for the benefit of Mr. Carlson's wife (an aggregate of 232,184 shares, or 3.6% of class) in the voting trust described in footnote (3). Beneficial ownership is disclaimed as to Series A Common Shares held for the benefit of his wife.

(5)
Includes 1,138 Common Shares and 5,190 Series A Common Shares held by Mr. Carlson's wife outside voting trust. Does not include 1,807,532 Series A Common Shares (28.1% of class) held in the voting trust described in footnote (3), of which 175,201 shares are held for the benefit of LeRoy T. Carlson, Jr. and 1,540,990 shares are held by family partnerships, of which Mr. Carlson is a general partner. Beneficial ownership is disclaimed with respect to an aggregate of 91,341 Series A Common Shares held for the benefit of his wife, his children and others in such voting trust.

(6)
Does not include 1,877,431 Series A Common Shares (29.2% of class) held in the voting trust described in footnote (3), of which 1,086,072 shares are held for the benefit of Walter C.D. Carlson and 678,297 shares are held by a family partnership, of which Mr. Carlson is a general partner. Beneficial ownership is disclaimed with respect to an aggregate of 113,062 Series A Common Shares held for the benefit of his wife and children in such voting trust.

(7)
Does not include 1,831,199 Series A Common Shares (28.5% of class) held in the voting trust described in footnote (3), of which 1,057,051 shares are held for the benefit of Dr. Letitia G.C. Carlson and 678,297 shares are held by a family partnership, of which Dr. Carlson is a general partner. Beneficial ownership is disclaimed with respect to an aggregate of 95,851 Series A Common Shares held for the benefit of her husband and children in such voting trust.

(8)
Includes shares as to which voting and/or investment power is shared, and/or shares held by spouse and/or children.

(9)
Does not include 429,342 Series A Common Shares (6.7% of class) held as trustee under trusts for the benefit of the heirs of LeRoy T. and Margaret D. Carlson, or 282 Series A Common Shares held for the benefit of Donald C. Nebergall, which are included in the voting trust described in footnote (3).

(10)
Includes the following number of Common Shares that may be purchased pursuant to stock options and/or stock appreciation rights which are currently exercisable or exercisable within 60 days: Mr. LeRoy T. Carlson, 197,817 shares; Mr. LeRoy T. Carlson, Jr., 385,618 shares; Ms. Helton, 146,495 shares; Mr. Barr, 43,063 shares; all other executive officers, 409,529 shares; and all directors and officers as a group 1,182,522 shares.

Security Ownership by Certain Beneficial Owners

        In addition to persons listed in the preceding table and the footnotes thereto, the following table sets forth as of March 31, 2004, or the latest practicable date, information regarding each person who is known to TDS to own beneficially more than 5% of any class of voting securities of TDS, based on publicly available information and TDS's stock records as of such date. The nature of beneficial ownership in this table is sole voting and investment power except as otherwise set forth in footnotes thereto.

Shareholder's Name and Address	Title of Class or Series	Shares of Class or Series Owned	Percent of Class	Percent of Shares of Common Stock	Percent of Voting Power(1)
Southeastern Asset Management, Inc.(2) 6410 Poplar Ave., Suite 900 Memphis, TN 38119	Common Shares	11,909,257	23.4%	20.8%	10.3%
Gabelli Funds, LLC(3) One Corporate Center Rye, New York 10580	Common Shares	4,889,555	9.6%	8.5%	4.2%
Wallace R. Weitz & Company(4) 1125 South 103rd Street, Suite 600 Omaha, Nebraska 68124-6008	Common Shares	3,140,100	6.2%	5.5%	2.7%
Bennet Miller Lafayette, Indiana 47905(5)	Preferred Shares	30,000	77.6%	N/A	*

*
Less than 1%

(1)
Represents voting power in matters other than election of directors.

(2)
Based on the most recent Schedule 13G (Amendment No.4) filed with the SEC, Southeastern Asset Management reports that it has sole power to vote or direct the vote of 6,039,957 Common Shares and shared power to vote 3,598,500 Common Shares. Southeastern Asset Management reports that it has sole power to dispose or to direct the disposition of 8,301,757 Common Shares and shared power to dispose or direct the disposition of 3,598,500 Common Shares, and no power of disposition with respect to 9,000 Common Shares.

(3)
Based upon a Schedule 13D (Amendment No. 10) filed with the SEC. Includes Common Shares held by the following affiliates: GAMCO Investors, Inc.—3,110,776 Common Shares; Gabelli Funds, LLC—1,771,279 Common Shares; Gabelli Group Capital Partners, Inc.—4,000 Common Shares; Mario J. Gabelli—2,500 Common Shares; and Gabelli Securities, Inc.—1,000 Common Shares. In such Schedule 13D, such group reports sole or shared investment authority over 4,889,555 Common Shares and has reported sole voting power with respect to 4,670,455 Common Shares.

(4)
Based on the most recent Schedule 13G (Amendment No. 1) filed with the SEC, Wallace R. Weitz & Company reports that it has sole or shared power to vote or direct the vote of 3,112,100 Common Shares and sole or shared power to dispose or to direct the disposition of 3,140,100 Common Shares.

(5)
Represents Series TT Preferred Shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder require TDS's directors and officers, and persons who are deemed to own more than ten percent of the Common Shares, to file certain reports with the SEC with respect to their beneficial ownership of Common Shares. The reporting persons are also required to furnish TDS with copies of all such reports they file.

        Based on a review of copies of such reports furnished to TDS by the reporting persons and written representations by directors and officers of TDS, TDS believes that all filing requirements under Section 16 of the Securities Exchange Act applicable to the reporting persons during and with respect to 2003 were complied with on a timely basis, with the exception of the following:

        Due to an administrative error on the part of TDS in communicating the grant of options, the following officers filed reports on July 17, 2003 to report grants of options on May 13, 2003 that were due to be filed on May 15, 2003: George L. Dienes, Kevin C. Gallagher, Jerry A. Gleisner, D. Michael Jack, J. Timothy Kleespies, Peter L. Sereda, Mark A. Steinkrauss, James W. Twesme and Byron A. Wertz.

        Due to an administrative error on the part of TDS in communicating the grant of options, the following officers filed reports on the dates indicated to report grants of options on July 3, 2003 that were due to be filed on July 8, 2003: James Barr III (August 1, 2003), LeRoy T. Carlson (July 18, 2003), LeRoy T. Carlson, Jr. (July 18, 2003), Sandra L. Helton (July 17, 2003), C. Theodore Herbert (July 18, 2003), Rudolph E. Hornacek (July 18, 2003) and Scott H. Williamson (July 18, 2003). In addition, LeRoy T. Carlson, Jr. filed a report on July 18, 2003 to report deferred compensation that was due on July 3, 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        See "Executive Compensation—Compensation Committee Interlocks and Insider Participation."

SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

        TDS's 2004 annual meeting, which was originally scheduled to be held on May 6, 2004, was rescheduled to June 29, 2004. TDS expects to hold the 2005 annual meeting on May 5, 2005. Since May 5 is a change of more than 30 days from June 29, under SEC rules, the deadline for shareholder proposals to be included in TDS's proxy statement for the 2005 annual meeting is a reasonable time before TDS begins to print and mail its proxy materials. If TDS's 2004 annual meeting had not been rescheduled from May 6, 2004, the deadline for such shareholder proposals would have been December 17, 2004. Accordingly, since TDS intends to resume its regular schedule for its annual meeting next year, it will regard any proper shareholder proposal submitted for inclusion in the 2005 proxy statement to have been received a reasonable time before TDS begins to print and mail its proxy materials if such proposal is duly received by TDS not later than December 17, 2004.

        If the date of the 2004 annual meeting had not been rescheduled, proposals by shareholders intended to be presented at the 2005 annual meeting of shareholders would have been required to be received by TDS not earlier than December 17, 2004 and not later than January 16, 2005 for consideration at the 2005 annual meeting of shareholders. However, under TDS's bylaws, if the date of the 2005 annual meeting of shareholders is changed by more than 30 calendar days from the date of the 2004 annual meeting of shareholders, a shareholder proposal must be received by us not later than the close of business on the tenth day following the date of public notice of the date of the 2005 annual meeting of shareholders. TDS hereby gives public notice that the date of the 2005 annual meeting of shareholders will be on May 5, 2005. Nevertheless, pursuant to SEC rules as described in the preceding paragraph, any proper shareholder proposal duly received by TDS no later than December 17, 2004 will be permitted to be presented at the 2005 annual meeting of shareholders.

        Because December 17, 2004 will be at least 45 days prior to the date of the proxy statement for the 2005 annual meeting, which is expected to be approximately April 4, 2005, the proxy solicited by the Board of Directors for the 2005 annual meeting will confer discretionary authority to vote on any matter that may properly come before such meeting or any adjournment thereof, other than with respect to proposals that are included in the proxy statement relating to such meeting.

SOLICITATION OF PROXIES

        Your proxy is being solicited by the board of directors and its agents, and the cost of solicitation will be paid by TDS. Officers, directors and regular employees of TDS, acting on its behalf, may also solicit proxies by mail, email, advertisement, telephone, telegraph, in person or other methods. None of such persons will receive additional compensation for such solicitations. The Company has also retained MacKenzie Partners, Inc. to assist in the solicitation of proxies. The standard fee for an annual meeting is $7,500 plus reimbursement of out-of-pocket expenses. TDS will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

FINANCIAL INFORMATION

        We will furnish you without charge a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, including the financial statements and the schedules thereto, upon the written or oral request of any shareholder as of the record date, and will provide copies of the exhibits to any such documents upon payment of a reasonable fee which shall not exceed our reasonable expenses incurred to do so. Requests for such materials should be directed to Investor Relations, Telephone and Data Systems, Inc., 30 North LaSalle Street, 40th Floor, Chicago, Illinois 60602, telephone (312) 630-1900.

OTHER BUSINESS

        It is not anticipated that any action will be asked of the shareholders other than those set forth above, but if other matters properly are brought before the annual meeting, the persons named in the proxy will vote in accordance with their best judgment.

By order of the Board of Directors

Kevin C. Gallagher Vice President and Corporate Secretary

All shareholders are urged to sign, date and mail their proxies promptly or vote on the Internet in accordance with the instructions set forth on the proxy card.

EXHIBIT A

DECLASSIFICATION AMENDMENT

        The Restated Certificate of Incorporation of Incorporation is hereby amended to restate Section A of Article VI thereof in its entirety as follows, with [~~deletions~~] shown in brackets and additions being underlined:

ARTICLE VI

A.    Number and [~~Classes~~] Term of Directors.    The number of directors of the Corporation shall be fixed by or pursuant to the Bylaws of the Corporation, but shall not be less than three. [~~The directors shall be divided into three classes and each class shall be as nearly equal in number as possible. The term of office of directors of the second class shall expire at the annual meeting of shareholders in 1998; that of the third class shall expire at the annual meeting of shareholders in 1999; and that of the first class shall expire at the annual meeting of shareholders in 2000. At each annual meeting after such classification, the number of directors equal to the number of the class, the term of which expired at the time of such meeting, shall be elected to hold office until the third succeeding annual meeting of shareholders. If the number of directors fixed by or pursuant to the Bylaws of the Corporation is changed at any time, any newly created directorships or any decrease in directorships shall be so apportioned among the classes by the Board so as to make all classes as nearly equal in number as possible; provided, however, that no decrease in the number of directors shall shorten the term of any incumbent director.~~] The term of office of each director elected at an annual meeting, or elected or appointed at any time in the period between annual meetings, shall expire at the next annual meeting of shareholders following such election or appointment. Each director elected or appointed shall serve until his successor shall be elected and qualify, or until his earlier death, resignation, removal or disqualification.

A-1

EXHIBIT B

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF

TELEPHONE AND DATA SYSTEMS, INC.

CHARTER

I.    PURPOSE:

        The purpose of the Audit Committee shall be to assist the Board of Directors of the Company in fulfilling its oversight responsibilities with respect to the quality, integrity and annual independent audit of the Company's financial statements and other matters set forth herein.

II.    COMPOSITION/ELIGIBILITY:

        The Audit Committee shall be comprised of directors who shall satisfy the independence and other requirements of the American Stock Exchange (the "AMEX"), as well as other applicable requirements for audit committee service imposed by the Securities Exchange Act of 1934, as amended (the "Act"), or the rules of the Securities and Exchange Commission (the "SEC"). Determination as to whether a particular director satisfies the requirements for membership on the Audit Committee shall be made by the Board of Directors.

III.    EXTERNAL ADVISORS

        The Audit Committee shall have authority to engage independent counsel and other advisers as it deems necessary to carry out its duties. The Audit Committee shall also have authority to obtain advice and assistance from any officer or employee of the Company.

IV.    FUNDING

        The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the Company's independent public accountants as well as any other accounting firm engaged to perform audit, review or attest services for the Company, (ii) any independent counsel or other adviser retained by the Audit Committee and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Audit Committee shall promptly report to the Board of Directors its engagement of any advisor, including the scope and terms of such engagement.

V.    FUNCTIONS:

        The Audit Committee shall:

  1.
  meet as often as it determines, but not less frequently than quarterly;

  2.
  be directly responsible for the appointment, compensation, retention and oversight of the work of the Company's independent public accountants (including resolution of disagreements between management and the independent public accountants regarding financial reporting) and the independent public accountants shall report directly to the Audit Committee;

  3.
  ensure receipt of an annual formal written statement from the Company's independent public accountants delineating all relationships between the independent public accountants and the Company and discuss with the independent public accountants any such relationships that may impact the objectivity and independence of the independent public accountants; and take appropriate action to oversee the independence of the independent public accountants;

  4.
  obtain and review annually, prior to the filing of the Company's Annual Report on Form 10-K, a report from the independent public accountants describing (a) all critical accounting policies and practices used or to be used in the annual audit of the Company's year-end financial statements (the "Annual Audit"), (b) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent public accountants, and (c) other material written communications between the independent public accountants and management, such as any management letter or schedule of unadjusted differences, and discuss with the independent public accountants any material issues raised in such report;

  5.
  be responsible for the preapproval of all audit services and permissible non-audit services to be provided to the Company by the independent public accountants, subject to any exceptions provided in the Act and the rules of the SEC promulgated thereunder (it being understood that the Audit Committee may delegate to one or more of its members the authority to grant such preapprovals, provided that any preapproval by such member or members must be presented to the full Audit Committee at its next scheduled meeting);

  6.
  review, in consultation with the independent public accountants, the internal auditing staff of the Company, and such other advisors as the Audit Committee may deem necessary, the scope, purpose and procedures of the overall audit plans of the internal auditing staff and the independent public accountants, review the results thereof and take any necessary actions in connection therewith;

  7.
  review external and internal audit reports of the Company;

  8.
  consult with the independent public accountants, senior management, the internal auditing staff of the Company and such other advisers as the Audit Committee may deem necessary regarding their evaluation of the adequacy of the Company's "internal controls over financial reporting" and "disclosure controls and procedures" (as such terms are defined by the SEC), and make specific recommendations to the Board of Directors in connection therewith;

  9.
  assure the regular rotation of the lead audit partner and the concurring partner every five years (with a five year time-out period after rotation), and the regular rotation of other audit partners engaged in the Annual Audit every seven years (with a two year time-out period after rotation), or as otherwise required by law or the rules of the AMEX;

  10.
  review recommendations made by the independent public accountants and the internal auditing staff of the Company, report to the Board of Directors with respect thereto and with respect to external and internal audit reports of the Company, and take any necessary actions in connection therewith;

  11.
  review legal and regulatory matters that may have a material impact on the financial statements;

  12.
  review periodically the Company's Code of Business Conduct, the Company's Code of Ethics for Board of Directors and the Company's program to monitor compliance with those Codes;

  13.
  meet with the independent public accountants, the internal auditing staff of the Company, management, and the General Counsel of the Company in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee;

  14.
  review and discuss with the independent public accountants and management the Company's annual audited financial statements (including the MD&A) and recommend to the Board of Directors the inclusion of the Company's audited financial statements in its Form 10-K;

  15.
  review and discuss with the independent public accountants and management the Company's quarterly unaudited financial statements prior to the publication of the Company's earnings release and prior to the inclusion of such financial statements (including the MD&A) in the Company's Form 10-Q;

  16.
  prior to the filing of each Form 10-Q and the Form 10-K, be available to discuss with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 and other matters that should be communicated to the Audit Committee under the professional standards of the American Institute of Certified Public Accountants;

  17.
  be responsible for the review and oversight of all related-party transactions, as such term is defined by the rules of the AMEX;

  18.
  establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters, and review periodically with management these procedures and, if appropriate, any significant complaints received, to the extent required by the Act, the rules of the SEC or the AMEX;

  19.
  prepare a report to shareholders as required by the SEC and the AMEX;

  20.
  review and reassess the adequacy of this Charter on an annual basis;

  21.
  review and evaluate at least annually its own performance and effectiveness; and

  22.
  perform such other duties as the Board of Directors shall from time to time assign to it.

VI.    LIMITATIONS:

        While the Audit Committee has the functions set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. The Company's management is principally responsible for Company accounting policies, the preparation of the financial statements and ensuring that the financial statements are prepared in accordance with generally accepted accounting principles. The Company's independent public accountants are responsible for auditing the Company's financial statements.

        In its oversight capacity, the Audit Committee is neither intended nor equipped to guarantee with certainty to the full Board of Directors and stockholders the accuracy and quality of the Company's financial statements and accounting practices. Nor is it the duty of the Audit Committee to assure the Company's compliance with laws and regulations or compliance with the Company's Code of Business Conduct or the Board of Directors' compliance with the Company's Code of Ethics for Board of Directors. The primary responsibility for these matters also rests with the Company's management. The Audit Committee can do no more than rely upon information it receives, questions and assesses in fulfilling its functions.

        The Board of Directors and the Audit Committee also recognize that meeting the responsibilities of an Audit Committee requires a degree of flexibility. To the extent that procedures included in this Charter go beyond what is required of an Audit Committee by existing law and regulation, such procedures are meant to serve as guidelines rather than inflexible rules and the Audit Committee is encouraged to adopt such different or additional procedures as it deems necessary from time to time to fulfill its functions.

*****

EXHIBIT C

TELEPHONE AND DATA SYSTEMS, INC.

2004 LONG-TERM INCENTIVE PLAN

ARTICLE I

PURPOSE

        The Telephone and Data Systems, Inc. 2004 Long-Term Incentive Plan (the "Plan") is an amendment and restatement of the Telephone and Data Systems, Inc. 1998 Long-Term Incentive Plan. The purposes of the Plan are (i) to align the interests of the stockholders of Telephone and Data Systems, Inc., a Delaware Corporation (the "Company"), and selected employees of the Company and certain of its Affiliates who receive awards under the Plan by increasing the interest of such employees in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining key executive and management employees of the Company and certain of its Affiliates, and (iii) to motivate such employees to act in the long-term best interests of the Company's stockholders.

ARTICLE II

DEFINITIONS

        For purposes of the Plan, the following capitalized terms shall have the meanings set forth in this Article.

        2.1    "Affiliate" shall mean (i) a Person owning, directly or indirectly, the combined voting power of all classes of capital stock of the Company that is sufficient to elect at least a majority of the members of the Board, or (ii) a Person of which the Company owns or controls shares or securities or other interests having combined voting power sufficient to permit the Company to elect at least a majority of the members of the board of directors or other governing body of such Person.

        2.2    "Agreement" shall mean a written agreement between the Company and an award recipient evidencing an award granted hereunder.

        2.3    "Board" shall mean the board of directors of the Company.

        2.4    "Bonus Stock" shall mean shares of Stock awarded hereunder that are not subject to a Restriction Period or Performance Measures.

        2.5    "Bonus Stock Award" shall mean an award of Bonus Stock that may be awarded at the Committee's discretion.

        2.6    "Bonus Year" shall mean the calendar year for which an annual bonus is payable.

        2.7    "Cellular Group Stock" shall mean the class of shares of the Company designated "United States Cellular Group Common Shares" in its Restated Certificate of Incorporation that is intended to reflect the separate performance of the United States Cellular Group (as defined in the Restated Certificate of Incorporation), which primarily includes United States Cellular Corporation, an Affiliate of the Company.

        2.8    "Change in Control" shall have the meaning set forth in Section 8.9.

        2.9    "Code" shall mean the Internal Revenue Code of 1986, as amended.

        2.10    "Committee" shall mean a Committee designated by the Board, consisting of two or more members of the Board, each of whom is an "outside director" within the meaning of section 162(m) of the Code and a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act.

        2.11    "Common Stock" shall mean the class of shares of the Company designated as "Common Shares" in its Restated Certificate of Incorporation.

        2.12    "Deferred Compensation Account" shall mean a book reserve maintained by the Company for the purpose of measuring the amount of deferred compensation payable to an employee.

        2.13    "Disability" shall mean a total physical disability which, in the Committee's judgment, prevents an award recipient from performing substantially such award recipient's employment duties and responsibilities for a continuous period of at least six months.

        2.14    "Distributable Balance" shall mean the balance in an employee's Deferred Compensation Account that is distributable upon the earlier of (i) the employee's termination of employment and (ii) the distribution date specified by the employee.

        2.15    "Employer" shall mean the Company or any Affiliate of the Company designated by the Committee and approved by the Board.

        2.16    "Employer Match Award" shall mean an amount credited to an employee's Deferred Compensation Account pursuant to Section 7.2 that is based upon the amount deferred by the employee pursuant to Section 7.1.

        2.17    "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

        2.18    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        2.19    "Fair Market Value" of a share of Stock shall mean its closing sale price on the principal national stock exchange on which the Stock is traded on the date as of which such value is being determined, or, if there shall be no reported sale for such date, on the next preceding date for which a sale was reported; provided, however, that if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

        2.20    "Incentive Stock Option" shall mean an option to purchase shares of Stock that meets the requirements of section 422 of the Code (or any successor provision) and that is intended by the Committee to constitute an Incentive Stock Option.

        2.21    "Legal Representative" shall mean a guardian, legal representative or other person acting in a similar capacity with respect to an award holder.

        2.22    "Mature Shares" shall mean shares of Stock (i) for which the holder thereof has good title, free and clear of all liens and encumbrances and (ii) which such holder has held for at least six months or has purchased on the open market.

        2.23    "Non-Qualified Stock Option" shall mean an option to purchase shares of Stock that is not an Incentive Stock Option.

        2.24    "Performance Measures" shall mean criteria and objectives established by the Committee that must be attained (i) during a Performance Period in order for an employee who is eligible to participate in the Plan to be granted a Performance Stock Option or certain types of SARs, (ii) during a Performance Period in order for certain types of Stock Options or certain types of SARs to become exercisable, (iii) as a condition to the grant of certain types of Stock Awards or (iv) during the applicable Restriction Period or Performance Period as a condition to the award recipient's receipt, in the case of certain types of Restricted Stock Awards, of the shares of Stock subject to such awards or, in the case of certain types of Restricted Stock Unit Awards or Performance Share Awards, of the shares of Stock subject to such awards or the cash amount payable with respect to such awards (or a combination thereof). Such criteria and objectives may be any one or more of the following: the attainment by a share of Stock of a specified Fair Market Value for a specified period of time, earnings per share, return on equity, return on capital, earnings on investments, cash flows, revenues, sales, costs, market share, attainment of cost reduction goals, customer count, attainment of business efficiency measures (i.e., cost per gross or net customer addition, revenue per customer, customer turnover rate, ratios of employees to volume of business measures and population in licensed or operating markets), financing costs, ratios of capital spending and investment to volume of business measures and customer satisfaction survey results, or any combination thereof. In the case of an option or SAR granted at Fair Market Value as of the date of grant, such criteria may also include the attainment of individual performance objectives, or any other criteria and objectives established by the Committee or any combination thereof. If the Committee desires that compensation payable pursuant to any award subject to Performance Measures be "qualified performance-based compensation" within the meaning of section 162(m) of the Code, then the Performance Measures (i) shall be established in writing by the Committee no later than 90 days after the beginning of the Performance Period or Restriction Period, as applicable (or such other time designated by the Internal Revenue Service) and (ii) shall satisfy all other applicable requirements imposed under Treasury Regulations promulgated under section 162(m) of the Code, including the requirement that such Performance Measures be stated in terms of an objective formula or standard. Subject to section 162(m) of the Code with respect to an award that is intended to be qualified performance-based compensation, the Committee, in its sole discretion, may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.

        2.25    "Performance Period" shall mean a period designated by the Committee during which Performance Measures shall be measured.

        2.26    "Performance Share" shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Stock, which may be Restricted Stock, or, in lieu of all or a portion thereof, the Fair Market Value of such Performance Share in cash.

        2.27    "Performance Share Award" shall mean an award of Performance Shares.

        2.28    "Performance Stock Option" shall mean an option to purchase shares of Stock that is granted in the event specified Performance Measures during a specified Performance Period are attained.

        2.29    "Permitted Transferee" shall mean (i) the award recipient's spouse, (ii) any of the award recipient's lineal descendants, lineal ancestors or siblings, (iii) the award recipient's mother-in-law or father-in-law, or any son-in-law, daughter-in-law, brother-in-law or sister-in-law, (iv) a trust of which one or more of the persons described in clauses (i), (ii) or (iii) are the only beneficiaries during the term the award is held by a Permitted Transferee, (v) a partnership in which no other person is a partner other than the award recipient or one or more of the persons described in clauses (i)-(vii) hereof, (vi) a limited liability company in which no person is a member other than the award recipient or one or more of the persons described in clauses (i)-(vii) hereof, or (vii) any other person approved in writing by the Committee prior to any transfer of an award, provided that any person described in clauses (i)-(vii) hereof has entered into a written agreement with the Company to withhold shares of Stock which would otherwise be delivered to such person to pay any federal, state, local or other taxes that may be required to be withheld or paid in connection with such exercise in the event that the award recipient does not provide for an arrangement satisfactory to the Company to assure that such taxes will be paid.

        2.30    "Person" shall mean any individual, firm, corporation, general partnership, limited partnership, limited liability partnership, limited liability company, joint venture, association, trust or other entity.

        2.31    "Restricted Stock" shall mean shares of Stock that are subject to a Restriction Period.

        2.32    "Restricted Stock Award" shall mean an award of Restricted Stock.

        2.33    "Restricted Stock Unit" shall mean a right which entitles the holder thereof to receive, upon vesting, a share of Stock or cash equal to the Fair Market Value of a share of Stock on the date of vesting.

        2.34    "Restricted Stock Unit Award" shall mean an award of Restricted Stock Units.

        2.35    "Restriction Period" shall mean any period designated by the Committee during which (i) the Stock subject to a Restricted Stock Award shall not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in the Plan or the Agreement relating to such award, or (ii) the restrictions applicable to a Restricted Stock Unit Award shall remain in effect.

        2.36    "Retirement" shall mean an award recipient's termination of employment with an Employer which occurs on or after the award recipient's attainment of age 65, provided that such award recipient's termination of employment does not satisfy the requirements for a Special Retirement.

        2.37    "SAR" shall mean a stock appreciation right that entitles the holder thereof to receive upon exercise of the SAR shares of Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Stock on the date of exercise over the base price of a share of Stock subject to such SAR, multiplied by the number of shares of Stock with respect to which such SAR is exercised.

        2.38    "Special Retirement" shall mean an award recipient's termination of employment with an Employer on or after the later of (i) the award recipient's attainment of age 62 and (ii) the award recipient's Early Retirement Date or Normal Retirement Date, as such terms are defined in the Telephone and Data Systems, Inc. Pension Plan.

        2.39    "Stock" shall mean Common Stock, Cellular Group Stock, TDS Telecom Group Stock and any other equity security that (i) is designated by the Board to be available for Stock Option awards under the Plan or (ii) becomes available for awards under the Plan by reason of a conversion, stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, spin-off or other similar change in capitalization or event or any distribution to holders of shares of Common Stock, Cellular Group Stock or TDS Telecom Group Stock.

        2.40    "Stock Award" shall mean a Restricted Stock Award, a Bonus Stock Award or a Restricted Stock Unit Award.

        2.41    "Stock Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

        2.42    "TDS Telecom Group Stock" shall mean the class of shares of the Company designated "TDS Telecommunications Group Common Shares" in its Restated Certificate of Incorporation that is intended to reflect the separate performance of the TDS Telecommunications Group (as defined in the Restated Certificate of Incorporation), which primarily includes TDS Telecommunications Corporation, an Affiliate of the Company.

ARTICLE III

ELIGIBILITY AND ADMINISTRATION

        3.1    Eligibility.    Participants in the Plan shall consist of such employees of the Employers as the Committee in its sole discretion may select from time to time. The Committee's selection of an employee to participate in the Plan at any time shall not require the Committee to select such employee to participate in the Plan at any other time.

        3.2    Committee Administration.    (a) In General.    The Plan shall be administered by the Committee in accordance with the terms of the Plan. The Committee, in its discretion, shall select employees for participation in the Plan and shall determine the form, amount and timing of each grant of an award and, if applicable, the number of shares of Stock subject to an award, the purchase price or base price per share of Stock associated with the award, the exercise price of any option award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form and terms of the Agreement evidencing the award. Any one or a combination of the following awards may be made under the Plan to eligible persons: (i) options to purchase shares in the form of Incentive Stock Options or Non-Qualified Stock Options, (ii) SARs, (iii) Stock Awards in the form of Restricted Stock, Bonus Stock or Restricted Stock Units, (iv) Performance Share Awards and (v) Employer Match Awards.

        The Committee may, in its sole discretion and for any reason at any time, subject to the requirements imposed under section 162(m) of the Code and regulations promulgated thereunder in the case of an award intended to be qualified performance-based compensation, take action such that (A) any or all outstanding options and SARs shall become exercisable in part or in full, (B) the Restriction Period applicable to any outstanding Restricted Stock Award or Restricted Stock Unit Award shall terminate or shall be of a shorter duration, (C) the Performance Period applicable to any outstanding Performance Share Award shall terminate or be of a shorter duration, (D) the Performance Measures applicable to any outstanding award (if any) shall be deemed to be satisfied at the maximum or any other level and (E) all or a portion of the amount in a Deferred Compensation Account attributable to an Employer Match Award shall become nonforfeitable.

        The Committee shall interpret the Plan and establish any rules and procedures the Committee deems necessary or desirable for the administration of the Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as restricting or limiting competitive employment or other activities. All such interpretations, rules, procedures and conditions shall be final, conclusive and binding on the parties. A majority of the members of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

        (b)    Delegation.    To the extent legally permissible, the Committee may delegate some or all of its power and authority hereunder to the President and Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority with regard to (A) the selection for participation in the Plan of (i) the Chief Executive Officer of the Company (or any employee who is acting in such capacity), one of the four highest compensated officers of the Company (other than the Chief Executive Officer), or any other individual deemed to be a "covered employee" within the meaning of section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at any time during the exercise period of the option to be granted to such employee, or (ii) an officer or other person subject to section 16 of the Exchange Act, or (B) decisions concerning the timing, pricing or number of shares subject to an award granted to such an employee, officer or other person who is, or who in the Committee's judgment is likely to be, a covered employee.

        (c)    Indemnification.    No member of the Board or Committee, and neither the President and Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan and each member of the Board and the Committee and the President and Chief Executive Officer and each such other executive officer who is designated by the Committee to exercise any power or authority hereunder shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law, except as otherwise may be provided in the Company's articles of incorporation or by-laws, and under any directors' and officers' liability insurance which may be in effect from time to time.

        3.3    Shares Available.    Subject to adjustment as provided in Section 8.8, 4,400,000 shares of Common Stock, 3,600,000 shares of Cellular Group Stock and 2,500,000 shares of TDS Telecom Group Stock shall be available under the Plan. Such shares shall be reduced by the sum of the aggregate number of shares of such class of stock then subject to outstanding awards under the Plan. The maximum number of shares of Stock with respect to which awards of Bonus Stock, Performance Shares, Stock Options, SARs, Restricted Stock, Restricted Stock Units, or any combination thereof may be granted to any employee during any three-calendar year period shall be 500,000, subject to any adjustments provided hereunder. To the extent that an outstanding award expires or terminates unexercised or is canceled or forfeited, the shares of Stock subject to such expired, unexercised, canceled or forfeited portion of such award shall again be available under the Plan. Shares of Stock to be delivered under the Plan shall be made available from authorized and unissued shares of Stock, or authorized and issued shares of Stock reacquired and held as treasury shares or otherwise or a combination thereof.

ARTICLE IV

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

        4.1    Stock Options.    (a) In General.    The Committee may, in its discretion, grant options to purchase shares of Stock to such employees as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Non-Qualified Stock Option. Each Incentive Stock Option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by an option holder during any calendar year (under the Plan or any other plan of the Company or any of its subsidiaries as defined in section 424 of the Code) exceeds $100,000, such options shall constitute Non-Qualified Stock Options. Notwithstanding the foregoing or anything in the Plan to the contrary, the Committee shall not grant Incentive Stock Options to any employee of an Employer which does not constitute a "corporation" under section 7701(a)(3) of the Code and the regulations thereunder, and any option granted to such an employee shall be a Non-Qualified Stock Option. Options shall be subject to the terms and conditions set forth in this Section 4.1 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem advisable.

        (b)    Number of Shares and Purchase Price.    The number of shares of Stock subject to an option and the purchase price per share of Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Stock purchasable upon exercise of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date such option is granted; provided further, that if an Incentive Stock Option shall be granted to an employee who owns capital stock possessing more than ten percent of the total combined voting power of all classes of capital stock of the Company or any of its subsidiaries ("Ten Percent Holder"), the purchase price per share of Stock shall be at least 110% of its Fair Market Value on the date such option is granted.

        (c)    Option Period and Exercisability.    The period during which an option may be exercised shall be determined by the Committee; provided, however, that no Incentive Stock Option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall be exercised within five years of its date of grant. The Committee may, in its discretion, establish Performance Measures which must be satisfied during a Performance Period as a condition either to a grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments or in part or in full at any time. An option may be exercised only with respect to whole shares of Stock.

        (d)    Method of Exercise.    An option may be exercised (i) by giving written notice to the Vice President-Human Resources of the Company specifying the number of whole shares of Stock to be purchased and by accompanying such notice with payment therefor (in full, unless another arrangement for such payment which is satisfactory to the Company has been made) either (A) in cash, (B) in Mature Shares having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise (C) to the extent legally permissible, in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the option, and (ii) by executing such documents and taking any other actions as the Company may reasonably request. If the payment of the purchase price is to be made pursuant to clause (B) of the first sentence of this Section 4.1(d), then any fraction of a share of Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No share of Stock shall be delivered until the full purchase price therefor has been paid.

        4.2    Stock Appreciation Rights.    (a) In General.    The Committee may, in its discretion, grant SARs to such employees as may be selected by the Committee. SARs shall be subject to the terms and conditions set forth in this Section 4.2 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem advisable.

        (b)    Number of Shares and Base Price.    The number of shares of Stock subject to an SAR award shall be determined by the Committee. The base price of an SAR shall be determined by the Committee; provided, however, that such base price per share of Stock subject to such SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of such SAR.

        (c)    Exercise Period and Exercisability.    The Agreement relating to an award of an SAR shall specify whether such award may be settled in shares of Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee. The Committee may, in its discretion, establish Performance Measures that must be attained as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in installments or in part or in full at any time. An SAR may be exercised only with respect to whole shares of Stock. If an SAR is settled in shares of Restricted Stock, the holder of such shares of Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 5.2(b). Prior to the exercise of an SAR for shares of Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Stock subject to such SAR.

        (d)    Method of Exercise.    An SAR may be exercised (i) by giving written notice to the Vice President-Human Resources of the Company specifying the whole number of shares of Stock with respect to which the SAR is being exercised and (ii) by executing such documents and taking any such other actions as the Company may reasonably request.

        4.3    Termination of Employment.    Subject to the requirements of the Code, all of the terms relating to the exercise, cancellation or other disposition of an option or SAR upon an employee's termination of employment with an Employer whether by reason of Disability, Special Retirement, Retirement, death or any other reason, shall be determined by the Committee and set forth in an Agreement; provided, however, that unless otherwise specified in the Agreement evidencing the grant of an option or SAR and subject to the requirements of the Code, if an award recipient ceases to be employed by any Employer by reason of the award recipient's transfer of employment to an Affiliate that is not an Employer, then any option or SAR held by the award recipient shall be exercisable during the award recipient's continuous period of employment with one or more Affiliates, but only to the extent that such option or SAR is exercisable on the date of the award recipient's transfer of employment from an Employer to an Affiliate. Notwithstanding the foregoing, if an award recipient ceases to be employed by an Employer on account of such award recipient's negligence, willful misconduct, competition with the Company or an Affiliate or misappropriation of confidential information of the Company or an Affiliate, then the option or SAR shall terminate on the date the award recipient's employment with such Employer terminates, unless such option or SAR terminates earlier pursuant to Section 8.10.

ARTICLE V

STOCK AWARDS

        5.1    Stock Awards.    The Committee may, in its discretion, grant Stock Awards to such employees as may be selected by the Committee. The Agreement relating to a Stock Award shall specify the number of shares of Stock or Restricted Stock Units subject to the award, the purchase price (if any) and whether the Stock Award is a Restricted Stock Award, Bonus Stock Award or Restricted Stock Unit Award. A grant of a Stock Award may be made to an employee upon the attainment of Performance Measures. Stock Awards shall be subject to the terms and conditions set forth in this Article V and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem advisable.

        5.2    Terms of Stock Awards.    (a) Vesting and Forfeiture.    The Agreement relating to a Restricted Stock Award or a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of the Plan, (i) for the vesting of the shares of Stock subject to such Restricted Stock Award or the vesting of such Restricted Stock Unit Award in accordance with a schedule based upon either (y) the attainment of specified Performance Measures during the specified Restriction Period or (z) the award recipient's continuous periods of employment with any Employer or Affiliate during the specified Restriction Period, and (ii) for the forfeiture of the shares of Stock subject to such Restricted Stock Award or the forfeiture of such Restricted Stock Unit Award (w) if such specified Performance Measures are not attained during the specified Restriction Period or (x) if the holder of such award terminates such employment during the specified Restriction Period.

        (b)    Rights with Respect to Restricted Stock Awards.    Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights and the right to receive dividends or other distributions; provided, however, that a dividend or distribution with respect to shares of Stock, other than a dividend or distribution in cash, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Stock with respect to which such dividend or distribution was made.

        (c)    Settlement of Vested Restricted Stock Unit Awards.    The Agreement relating to a Restricted Stock Unit Award (i) shall specify whether such award may be settled in shares of Stock or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Stock subject to such award. Prior to the settlement of a Restricted Stock Unit Award in shares of Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Stock subject to such award.

        5.3    Custody and Delivery of Stock.    During the Restriction Period, at the Company's sole discretion, the shares subject to a Restricted Stock Award either (i) shall be held by the Company in book entry form, with the restrictions on the shares duly noted, or (ii) shall be represented by a certificate or certificates registered in the holder's name, which may bear a legend, in addition to any legend which may be required pursuant to Section 8.7, indicating that the ownership of the shares represented by such certificate is subject to the restrictions, terms and conditions of the Plan and the Agreement relating to the Restricted Stock Award. Any such certificates shall be deposited with the Company or its agent, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate by the Company, that would permit transfer to the Company of all or a portion of the shares subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any Restriction Period and the satisfaction of any Performance Measures applicable to a Restricted Stock Award or to a Restricted Stock Unit Award payable in whole or in part in shares of Stock, or upon the grant of a Bonus Stock Award, in each case subject to the Company's right to require payment of any taxes in accordance with Section 8.6, a certificate or certificates evidencing ownership of the requisite number of shares of Stock shall be delivered to the holder of such award.

        5.4    Termination of Employment.    All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period relating to a Restricted Stock Award or a Restricted Stock Unit Award, or any forfeiture and cancellation of such award upon an employee's termination of employment with an Employer, whether by reason of Disability, Special Retirement, Retirement, death or any other reason, shall be determined by the Committee and set forth in an Agreement; provided, however, that unless otherwise specified in an Agreement evidencing the grant of a Restricted Stock Award or a Restricted Stock Unit Award,

if an award recipient ceases to be employed by any Employer by reason of the award recipient's transfer of employment to an Affiliate that is not an Employer, then the award recipient's employment with such Affiliate shall be deemed to be employment with an Employer solely for the purpose of determining whether any applicable service requirement is satisfied during the Restriction Period. Notwithstanding the foregoing, if an award recipient ceases to be employed by an Employer on account of such award recipient's negligence, willful misconduct, competition with the Company or an Affiliate or misappropriation of confidential information of the Company or an Affiliate, then the Restricted Stock Award or Restricted Stock Unit Award shall terminate on the date the award recipient's employment with such Employer terminates, unless such award terminates earlier pursuant to Section 8.10.

ARTICLE VI

PERFORMANCE SHARE AWARDS

        6.1    Performance Share Awards.    The Committee may, in its discretion, grant Performance Share Awards to such employees as may be selected by the Committee. Performance Share Awards shall be subject to the terms and conditions set forth in this Section 6.1 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem advisable.

        (a)    Number of Performance Shares and Performance Measures.    The number of Performance Shares subject to any award and the Performance Measures and Performance Period applicable to such award shall be determined by the Committee.

        (b)    Vesting and Forfeiture.    The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of the Plan, for the vesting of such award upon the attainment of specified Performance Measures during the specified Performance Period, and for the forfeiture of such award if the Performance Measures are not attained during the Performance Period.

        (c)    Settlement of Vested Performance Share Awards.    The Agreement relating to a Performance Share Award (i) shall specify whether such award may be settled in shares of Stock (including shares of Restricted Stock) or cash or a combination thereof and (ii) may specify whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on or the deemed reinvestment of any deferred dividend equivalents, with respect to the number of shares of Stock subject to such award. If a Performance Share Award is settled in shares of Restricted Stock, the holder of such shares of Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 5.2(b). Prior to the settlement of a Performance Share Award in shares of Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Stock subject to such award.

        6.2    Termination of Employment.    All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Share Award, or any forfeiture and cancellation of such award upon an employee's termination of employment with an Employer, whether by reason of Disability, Special Retirement, Retirement, death, or any other reason, shall be determined by the Committee and set forth in an Agreement; provided, however, that unless otherwise specified in an Agreement evidencing the grant of a Performance Share Award, if an award recipient ceases to be employed by any Employer by reason of the award recipient's transfer of employment to an Affiliate that is not an Employer, then the award recipient's employment with such Affiliate shall be deemed to be employment with an Employer solely for the purpose of determining whether any applicable service requirement is satisfied during the Performance Period. Notwithstanding the foregoing, if an award recipient ceases to be employed by an Employer on account of such award recipient's negligence, willful misconduct, competition with the Company or an Affiliate or misappropriation of confidential information of the Company or an Affiliate, then the Performance Share Award shall terminate on the date the award recipient's employment with such Employer terminates, unless such Performance Share Award terminates earlier pursuant to Section 8.10.

ARTICLE VII

DEFERRED COMPENSATION ACCOUNTS AND EMPLOYER MATCH AWARDS

        7.1    Deferred Compensation Awards.    The Committee may, in its discretion, permit an employee selected by the Committee to make an irrevocable election (i) not to receive currently any whole percentage of his gross annual bonus payment and (ii) to have an amount equal to such percentage credited to the employee's Deferred Compensation Account (such election, a "deferral election"); provided, however, that the amount subject to such deferral election with respect to any Bonus Year shall not exceed $400,000. Any deferral election shall be made prior to the last day of the calendar year preceding the Bonus Year with respect to which such bonus is earned. Notwithstanding the preceding sentence, in the first year in which an employee is selected for participation in the Plan pursuant to this Section 7.1 the employee may make a deferral election within 30 days after the date of his selection. Amounts so credited to the employee's Deferred Compensation Account (as adjusted for deemed investment returns) shall be 100% vested at all times.

        7.2    Employer Match Awards.    At the time the Committee selects an employee for participation in the Plan pursuant to Section 7.1, the Committee may also decide that such an employee is eligible for an Employer Match Award. Employer Match Awards shall be subject to the terms and conditions set forth in this Section 7.2 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem advisable. As of the date on which an amount (the "deferred amount") is credited to an employee's Deferred Compensation Account pursuant to Section 7.1, there also shall be credited to the employee's Deferred Compensation Account an Employer Match Award equal to a percentage of such deferred amount specified by the Committee not in excess of 33?%. One-third of the Employer Match Award so credited to the employee's Deferred Compensation Account (as adjusted for deemed investment returns pursuant to Section 7.3) shall become nonforfeitable on each of the first three anniversaries of the last day of the Bonus Year, if such employee is an employee of an Employer or an Affiliate on such date and the amount credited to his Deferred Compensation Account has not been distributed before such date; provided, however, that if the employee's employment terminates by reason of his or her Disability or death, all Employer Match Awards (as adjusted for deemed investment returns pursuant to Section 7.3) credited to the employee's Deferred Compensation Account shall become nonforfeitable upon such termination of employment to the extent such awards had not been forfeited previously. Notwithstanding the previous sentence, if an employee ceases to be employed by an Employer on account of such employee's negligence, willful misconduct, competition with the Company or an Affiliate or misappropriation of confidential information of the Company or an Affiliate, then any Employer Match Award shall terminate on the date the employee's employment with such Employer terminates, unless such Employer Match Award terminates earlier pursuant to Section 8.10. Any Employer Match Awards and any deemed investment returns credited to an employee's Deferred Compensation Account shall be an expense allocated to the employee's Employer for the related Bonus Year.

        7.3    Deemed Investment of Deferred Compensation Account.    Amounts credited to an employee's Deferred Compensation Account pursuant to Sections 7.1 and 7.2 shall be deemed to be invested in whole and fractional phantom shares of Stock at the Fair Market Value thereof on the date as of which the amount is credited to the Deferred Compensation Account. If the employee's Employer for the Bonus Year with respect to which an amount is credited to his Deferred Compensation Account is a member of the Company, then such credited amount shall be deemed to be invested in whole and fractional phantom shares of Common Stock. If the employee's Employer for the Bonus Year with respect to which an amount is credited to his Deferred Compensation Account is a member of the United States Cellular Group, then such amount shall be deemed to be invested in whole and fractional phantom shares of Cellular Group Stock. If the employee's Employer for the Bonus Year with respect to which an amount is credited to his Deferred Compensation Account is a member of the TDS Telecommunications Group, the such credited amount shall be deemed to be invested in whole and fractional phantom shares of TDS Telecom Group Stock. In the event the employment of an employee with a Deferred Compensation Account balance is transferred to another Employer, the amounts credited to his Deferred Compensation Account on the date of such employment transfer shall continue to be invested in the same class of phantom shares of Stock as on such date, and any amount credited to his Deferred Compensation Account for service after such transfer shall be credited in the class of phantom shares determined in reference to the identity of his new Employer.

        7.4    Payment of Deferred Compensation Account.    An employee shall receive a distribution of the Distributable Balance (as determined below) of his Deferred Compensation Account after such employee terminates employment with the Employers and Affiliates, provided, however, that an employee may irrevocably elect, at the time he makes a deferral election pursuant to Section 7.1, to receive a distribution of the amount so deferred, the related vested Employer Match Awards and any deemed investment earnings thereon (or any portion thereof) at any earlier date that is at least two years after the date such election is made. As of the earlier of the distribution date elected by the employee and the date the employee terminates his employment

(the "determination date"), the Company shall compute the Distributable Balance in the Deferred Compensation Account. This Distributable Balance shall include (i) all bonus deferrals made through the current month reduced by any distributions of such bonus deferrals made prior to the determination date, (ii) all nonforfeitable Employer Match Awards reduced by any distributions of Employer Match Awards made prior to the determination date and (iii) any deemed investment earnings and losses attributable to the amounts included under (i) and (ii) as determined pursuant to Section 7.3. In the event that an employee becomes disabled, his employment shall for these purposes be deemed to terminate on the first day of the month in which such employee begins to receive long-term disability payments provided by the Company's insurance carrier (thus, the Distributable Balance shall be computed as of the preceding month). Payment of deferred compensation under these events will be in accordance with the employee's payment method election, provided such election is made prior to the calendar year in which the distribution is made. If no such timely election is made, then payment will be made in the form of a single sum payment. All payments of deferred compensation hereunder will be made in (i) whole shares of Stock, and (ii) cash equal to the Fair Market Value of any fractional share. If an employee dies before the entire Distributable Balance has been paid, then the Company shall pay the Distributable Balance to the employee's designated beneficiary.

        7.5    Hardship Withdrawals.    In the event of an unforeseeable emergency causing a severe financial hardship, an employee may request a payment of all or a portion of his nonforfeitable Deferred Compensation Account in an amount equal to that which is reasonably necessary to satisfy the emergency by submitting a written request to the Committee accompanied with documentation evidencing the employee's financial hardship. The Committee shall review the request and shall determine, in its sole discretion, whether a severe financial hardship exists. A severe financial hardship means a hardship to the employee resulting from a sudden and unexpected illness or accident of the employee or of a dependent (as defined in section 152(a) of the Code) of the employee, loss of the employee's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the employee. The circumstances that will constitute an emergency will depend upon the facts of each case, but, in any event, payment may not be made to the extent that such hardship is or may be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the employee's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship or (iii) by cessation of deferrals under the Plan. Examples of what are not considered to be unforeseeable emergencies include the need to send the employee's child to college or the desire to purchase a home.

ARTICLE VIII

GENERAL

        8.1    Effective Date and Term of Plan.    The Plan shall be submitted to the shareholders of the Company for approval at its 2004 annual meeting of shareholders and, if approved, shall become effective on the date of such approval. The Plan shall terminate ten years after its effective date, unless terminated earlier by the Board. Termination of the Plan shall not affect the terms or conditions of any award granted prior to termination. In the event that the Plan, as amended and restated, is not approved by the Company's shareholders, any awards granted under the Plan, as amended and restated, shall be null and void.

        8.2    Amendments and Adjustments to Performance Measures.    The Board may amend the Plan as it shall deem advisable, subject to any requirement of stockholder approval under applicable law; provided, however, that, except as provided in Section 8.8, no amendment shall be made without stockholder approval if such amendment (a) would increase the maximum number of shares of any class of Stock available for issuance under the Plan or (b) would reduce the minimum purchase price in the case of an option or SAR, provided further that with respect to any Incentive Stock Option which shall have been granted under the Plan, no amendment shall effect any change inconsistent with section 422 of the Code. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

        At any time prior to the issuance or delivery of any shares of Stock or the payment of any cash in connection with an award subject to Performance Measures, the Committee may revise the Performance Measures applicable to an award and any related computation of payment if unforeseen events occur during the applicable Performance Period or Restriction Period that have a substantial effect on the Performance Measures and which, in the judgment of the Committee, make the application of the Performance Measures unfair unless such revision is made; provided, however, that no such revision shall be made with respect to an award to the extent that the Committee determines that such revision would cause payment under the award to fail to be deductible in full by the Company under section 162(m) of the Code.

        8.3    Agreement.    Each award granted under the Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and such award shall be effective as of the effective date set forth in the Agreement.

        8.4    Designation of Beneficiaries.    Each employee may designate a beneficiary with respect to each of his awards and his Deferred Compensation Account by executing and filing with the Company during his lifetime a beneficiary designation. The employee may change or revoke any such designation by executing and filing with the Company during his lifetime a new beneficiary designation. If any designated beneficiary predeceases the employee, or if any corporation, partnership, trust or other entity which is a designated beneficiary is terminated, dissolved, becomes insolvent, or is adjudicated bankrupt prior to the date of the employee's death, or if the employee fails to designate a beneficiary, then the following persons in the order set forth below shall receive the entire amount which the previous designated beneficiary would have been entitled to receive:

  i)
  the employee's spouse, if living; otherwise

  ii)
  the employee's then living descendants, per stirpes; and otherwise

  iii)
  the employee's estate.

        8.5    Transferability.    No Incentive Stock Option shall be transferable other than to a beneficiary determined pursuant to Section 8.4. No Non-Qualified Stock Option shall be transferable other than (a) to a beneficiary determined pursuant Section 8.4, (b) pursuant to a court order entered in connection with a dissolution of marriage or child support, or (c) to the extent permitted under (i) securities laws relating to the registration of securities subject to employee benefit plans and (ii) the Agreement evidencing the grant of such award, by transfer to a Permitted Transferee. An employee's Deferred Compensation Account shall not be transferable other than (a) to a beneficiary pursuant to Section 8.4 or (b) pursuant to a court order entered in connection with a dissolution of marriage or child support. No other award shall be transferable other than (a) to a beneficiary determined pursuant to Section 8.4, (b) pursuant to a court order entered in connection with a dissolution of marriage or child support, or (c) to the extent permitted under (i) securities laws relating to the registration of securities subject to employee benefit plans and (ii) the Agreement evidencing the grant of such award, by transfer to a Permitted Transferee. No award or Deferred Compensation Account balance may otherwise be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any such attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award or Deferred Compensation Account balance, such award and all rights thereunder shall immediately become null and void and any Employer Match Awards credited to such Deferred Compensation Account shall be forfeited.

        8.6    Tax Withholding.    Prior to (i) the issuance or delivery of any shares of Stock, (ii) the payment of any cash pursuant to an award made hereunder or (iii) any distribution from an employee's Deferred Compensation Account, the Company shall have the right to require payment by the recipient thereof of any federal, state, local or any other taxes which may be required to be withheld or paid in connection with such award or distribution. As determined by the Committee at the time of the grant of an award or a deferral to an employee's Deferred Compensation Account, an Agreement may provide that (i) the Company shall withhold whole shares of Stock which would otherwise be delivered to the recipient, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date") in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of shares of Stock the aggregate Fair Market Value of which shall be determined as of the Tax Date, (C) authorizing the Company to withhold whole shares of Stock which would otherwise be delivered the aggregate Fair Market Value of which shall be determined as of the Tax Date or withhold an amount of cash which would otherwise be payable to a holder, (D) in the case of the exercise of an option and to the extent legally permissible, a cash payment by a broker-dealer acceptable to the Company to whom the holder has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C) in each case to the extent set forth in the Agreement relating to the award. An Agreement may provide for shares of Stock to be delivered or withheld having an aggregate Fair Market Value in excess of the minimum amount required to be withheld. Any fraction of a share of Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

        8.7    Restrictions on Shares.    Each award granted hereunder shall be subject to the requirement that if at any time the Company determines that it is necessary or desirable as a condition of or in connection with the delivery of shares pursuant to such award (i) to list, register or qualify the shares of Stock subject to such award upon any securities exchange or under any law, (ii) to obtain the consent or approval of any governmental body, or (iii) to take any other action, such shares shall not be delivered unless the listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

        8.8    Adjustment.    In the event of any conversion, stock split, stock dividend, recapitalization, reclassification, reorganization, merger, consolidation, spin-off, combination of shares in a reverse stock split, liquidation or other similar change in capitalization or event, (a) the number and class of securities available under the Plan and the maximum number of securities with respect to which awards of Bonus Stock, Performance Shares, Stock Options, SARs, Restricted Stock, Restricted Stock Units, or any combination thereof may be granted during any three year period to any employee, and the number and class of securities deemed to be held in each Deferred Compensation Account shall be adjusted by the Committee, (b) the number and class of securities subject to each outstanding Stock Award and each outstanding Performance Share Award shall be adjusted by the Committee and (c) each holder of an option or SAR shall be entitled to receive upon the exercise of an option or SAR, at a price determined by the Committee in its sole discretion, such shares of Stock or other securities, the value of which shall be determined by the Committee to be equivalent to the value of shares of Stock to which the holder would be entitled had the holder exercised such option or SAR prior to the occurrence of such event. If any other event shall occur which in the judgment of the Board would warrant an adjustment to (i) the number and class of securities deemed to be held in each Deferred Compensation Account, (ii) the number and class of securities subject to each outstanding Stock Award and each outstanding Performance Share Award, (iii) the number or designation of the class or classes of securities available under the Plan or (iv) the number or designation of the class or classes of securities subject to each outstanding option or SAR or the purchase price of a share of Stock subject to the option or SAR, or any combination of adjustments provided for in clauses (i), (ii), (iii) and (iv), then such adjustments shall be authorized by the Board and made by the Committee upon such terms and conditions as it may deem equitable and appropriate. To the extent that any such event or any action taken under this Section 8.8 shall increase the number of shares of Stock or other security subject to an outstanding Stock Award or Performance Share Award or held in Deferred Compensation Accounts, or entitle a holder of an option or SAR to purchase additional shares of Stock or other security, the shares of Stock available under the Plan shall be deemed to include such additional shares of Stock or other security. If any such adjustment would result in a fractional security being generally available under the Plan, then such fractional security shall be disregarded. If any such adjustment would result in a fractional security being subject to an award under the Plan, then the Company shall pay the holder of such an award, in connection with the first vesting or exercise of such award occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting or exercise date over (B) the purchase price of such security. Any determination made by the Committee under this Section 8.8 shall be final, binding and conclusive on all holders of awards granted under the Plan.

        8.9    Change in Control.    (a) Notwithstanding any other provision of the Plan or any provision of any agreement, in the event of a Change in Control, (i) any Restriction Periods applicable to outstanding Restricted Stock Awards or Restricted Stock Unit Awards shall lapse, (ii) any Performance Periods applicable to outstanding Performance Share Awards shall lapse, (iii) any Performance Measures applicable to outstanding Performance Share Awards and to outstanding Restricted Stock Awards or Restricted Stock Unit Awards (if any) shall be deemed to be satisfied at the target level, (iv) all outstanding options or SARs shall become immediately exercisable in full and (v) all amounts deemed to be held in Deferred Compensation Accounts shall become nonforfeitable. In the event of a Change in Control pursuant to Section (b)(3) below, there may be substituted for each share of Stock available under the Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of such Stock shall be converted pursuant to such Change in Control. In the event of such a substitution, the purchase price per share of stock then subject to an outstanding award under the Plan shall be appropriately adjusted by the Committee, but in no event shall the aggregate purchase price for such shares be greater than the aggregate purchase price for the shares of Stock subject to such award prior to the Change in Control.

  (b)
  For purposes of the Plan, "Change in Control" shall mean:

          (1)   the acquisition by any Person, including any "person" within the meaning of section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 25% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally on matters (without regard to the election of directors) (the "Outstanding Voting Securities"), excluding, however, the following: (i) any acquisition directly from the Company or an Affiliate (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege, unless the security being so exercised, converted or exchanged was acquired directly from the Company or an Affiliate), (ii) any acquisition by the Company or an Affiliate, (iii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this Section 8.9(b), or (v) any acquisition by the following persons: (A) LeRoy T. Carlson or his spouse, (B) any child of LeRoy T. Carlson or the spouse of any such child, (C) any grandchild of LeRoy T. Carlson, including any child adopted by any child of LeRoy T. Carlson, or the spouse of any such grandchild, (D) the estate of any of the persons described in clauses (A)-(C), (E) any trust or similar arrangement (including any acquisition on behalf of such trust or similar arrangement by the trustees or similar persons) provided that all of the current beneficiaries of such trust or similar arrangement are persons described in clauses (A)-(C) or their lineal descendants, or (F) the voting trust which expires on June 30, 2035, or any successor to such voting trust, including the trustees of such voting trust on behalf of such voting trust (all such persons, collectively, the "Exempted Persons");

          (2)   individuals who, as of February 27, 2004, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company after February 27, 2004 whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

          (3)   consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all the assets of the Company (a "Corporate Transaction"), excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners of the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of the combined voting power of the outstanding securities of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns, either directly or indirectly, the Company or all or substantially all of the Company's assets) which are entitled to vote generally on matters (without regard to the election of directors), in substantially the same proportions relative to each other as the shares of Outstanding Voting Securities are owned immediately prior to such Corporate Transaction, (ii) no Person (other than the following Persons: (v) the Company or an Affiliate, (w) any employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, (x) the corporation resulting from such Corporate Transaction, (y) the Exempted Persons, and (z) any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 25% or more of the Outstanding Voting Securities) will beneficially own, directly or indirectly, 25% or more of the combined voting power of the outstanding securities of such corporation entitled to vote generally on matters (without regard to the election of directors) and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

          (4)   approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

        8.10    Forfeiture of Award Upon Competition with Company or Any Affiliate or Misappropriation of Confidential Information.    Notwithstanding any other provision herein, on or after any date on which an award recipient (a) enters into competition with the Company or an Affiliate, or (b) misappropriates confidential information of the Company or an Affiliate, as determined by the Company in its sole discretion, any option, SAR, Restricted

Stock Award, Restricted Stock Unit Award or Performance Share Award then held by the award recipient shall be forfeited and any balance credited to the award recipient's Deferred Compensation Account attributable to Employer Match Awards shall be forfeited, in each case regardless of whether such award or account balance would otherwise be nonforfeitable.

        For purposes of the preceding sentence, an award recipient shall be treated as entering into competition with the Company or an Affiliate if such award recipient (i) directly or indirectly, individually or in conjunction with any person, firm or corporation, has contact with any customer of the Company or an Affiliate or with any prospective customer which has been contacted or solicited by or on behalf of the Company or an Affiliate for the purpose of soliciting or selling to such customer or prospective customer any product or service, except to the extent such contact is made on behalf of the Company or an Affiliate, or (ii) otherwise competes with the Company or an Affiliate in any manner or otherwise engages in the business of the Company or an Affiliate.

        An award recipient shall be treated as misappropriating confidential information of the Company or an Affiliate if such award recipient (i) uses confidential information (as described below) for the benefit of anyone other than the Company or such Affiliate, as the case may be, or discloses the confidential information to anyone not authorized by the Company or such Affiliate, as the case may be, to receive such information, (ii) upon termination of employment, makes any summaries of, takes any notes with respect to, or memorizes any information or takes any confidential information or reproductions thereof from the facilities of the Company or an Affiliate, or (iii) upon termination of employment or upon the request of the Company or an Affiliate, fails to return all confidential information then in the award recipient's possession. "Confidential information" shall mean any confidential and proprietary drawings, reports, sales and training manuals, customer lists, computer programs, and other material embodying trade secrets or confidential technical, business, or financial information of the Company or an Affiliate.

        8.11    No Right of Participation or Employment.    No person shall have any right to participate in the Plan. Neither the Plan nor any award granted hereunder shall confer upon any person any right to continued employment by the Company or any of its subsidiaries or affiliates or affect in any manner the right of the Company or any of its subsidiaries or affiliates to terminate the employment of any person at any time without liability hereunder.

        8.12    Rights as Stockholder.    No person shall have any right as a stockholder of the Company with respect to any shares of Stock of the Company that are subject to an award granted hereunder unless and until such person becomes a stockholder of record with respect to such shares of Stock.

        8.13    Governing Law.    The Plan, each award granted hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

        8.14    Severability.    If a provision of the Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included in the Plan.

        8.15    No Repricing of Awards.    Subject to Section 8.8, the exercise price or base price, as the case may be, of any award granted hereunder shall not be reduced after the date of grant of such award without the affirmative vote of a majority of the voting power of the shares of capital stock of the Company represented at a meeting in which the reduction of such exercise price or base price is considered for approval.

[TDS LOGO]	000000 0000000000 0 0000
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C 1234567890 J N T
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☐ Mark this box with an X if you have made changes to your name and address details above.
Annual Meeting Proxy Card - Preferred

A    Proposal 1        PLEASE REFER TO THE REVERSE SIDE FOR INTERNET VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the following proposal.
		For	Against	Abstain
1.	Declassification Amendment	☐	☐	☐
B Proposal 2
The Board of Directors recommends a vote FOR the listed nominees.
2.	Election of Directors—Complete both 2a. and 2b.
	a.	Regular Election	For	Withhold	b.	Alternate Election	For	Withhold		For	Withhold
		01 - L. T. Carlson, Jr.	☐	☐		03 - J. Barr III	☐	☐	07-W. C. D. Carlson	☐	☐
		02 - D. C. Nebergall	☐	☐		04 - L. T. Carlson	☐	☐	08 - S. L. Helton	☐	☐
						05 - L. T. Carlson, Jr.	☐	☐	09 - D. C. Nebergall	☐	☐
						06 - L. G. C. Carlson	☐	☐	10 - G. W. Off	☐	☐
C Proposals 3 and 4
The Board of Directors recommends a vote FOR the following proposals.
		For	Against	Abstain
3.	2004 Long-Term Incentive Plan	☐	☐	☐	5.
						In accordance with their discretion, to vote upon all other matters that may properly come before the Annual Meeting and any adjournment thereof, including matters incidental to the conduct of the meeting.
4.	Ratify Accountants for 2004	☐	☐	☐

D    Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1—Please keep signature within the box.	Signature 2—Please keep signature within the box.	Date (mm/dd/yyyy)

1UPX        HHH        PPPP        0032894

Proxy—Telephone and Data Systems, Inc.

Proxy for Preferred Shares Solicited on Behalf of the Board of Directors for the
Annual Meeting of the Shareholders of TELEPHONE AND DATA SYSTEMS, INC.
To Be Held June 29, 2004

The undersigned hereby appoints Walter C.D. Carlson and LeRoy T. Carlson, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Series A Common Shares that the undersigned would be entitled to vote if then personally present at the 2004 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on Tuesday, June 29, 2004, or at any adjournment thereof, as set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

The Board of Directors recommends a vote "FOR" Proposal 1, "FOR" the nominees in Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4.

This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this proxy will be voted "FOR" Proposal 1, "FOR" the nominees in Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4. If a nominee is unable to serve or for good cause will not serve, the persons named in this proxy shall have discretionary authority to vote for a substitute nominee designated by the Board of Directors (unless authority to vote for nominees has been withheld).

Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Computershare Investor Services.

(Continued and to be signed on Reverse Side)

Internet Voting Instructions
You can vote by Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy
To vote using the Internet
• Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY
• Enter the information requested on your computer screen and follow the simple instructions.
C0123456789	12345
If you vote by the Internet, please DO NOT mail back this proxy card.
Proxies submitted by the Internet must be received by 1:00 a.m., Central Time, on June 29, 2004.
THANK YOU FOR VOTING

[TDS LOGO]	000000 0000000000 0 0000
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C 1234567890 J N T
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☐ Mark this box with an X if you have made changes to your name and address details above.
Annual Meeting Proxy Card - Series A Common

A    Proposal 1        PLEASE REFER TO THE REVERSE SIDE FOR INTERNET VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the following proposal.
		For	Against	Abstain
1.	Declassification Amendment	☐	☐	☐
B Proposal 2
The Board of Directors recommends a vote FOR the listed nominees.
2.	Election of Directors—Complete both 2a. and 2b.
	a.	Regular Election	For	Withhold	b.	Alternate Election	For	Withhold		For	Withhold
		01 - L. T. Carlson, Jr.	☐	☐		03 - J. Barr III	☐	☐	07-W. C. D. Carlson	☐	☐
		02 - D. C. Nebergall	☐	☐		04 - L. T. Carlson	☐	☐	08 - S. L. Helton	☐	☐
						05 - L. T. Carlson, Jr.	☐	☐	09 - D. C. Nebergall	☐	☐
						06 - L. G. C. Carlson	☐	☐	10 - G. W. Off	☐	☐
C Proposals 3 and 4
The Board of Directors recommends a vote FOR the following proposals.
		For	Against	Abstain
3.	2004 Long-Term Incentive Plan	☐	☐	☐	5.
						In accordance with their discretion, to vote upon all other matters that may properly come before the Annual Meeting and any adjournment thereof, including matters incidental to the conduct of the meeting.
4.	Ratify Accountants for 2004	☐	☐	☐

D    Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1—Please keep signature within the box.	Signature 2—Please keep signature within the box.	Date (mm/dd/yyyy)

1UPX        HHH        PPPP        0032893

Proxy—Telephone and Data Systems, Inc.

Proxy for Series A Common Shares Solicited on Behalf of the Board of Directors for the
Annual Meeting of the Shareholders of TELEPHONE AND DATA SYSTEMS, INC.
To Be Held June 29, 2004

The undersigned hereby appoints Walter C.D. Carlson and LeRoy T. Carlson, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Series A Common Shares that the undersigned would be entitled to vote if then personally present at the 2004 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on Tuesday, June 29, 2004, or at any adjournment thereof, as set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement.

The Board of Directors recommends a vote "FOR" Proposal 1, "FOR" the nominees in Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4.

This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this proxy will be voted "FOR" Proposal 1, "FOR" the nominees in Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4. If a nominee is unable to serve or for good cause will not serve, the persons named in this proxy shall have discretionary authority to vote for a substitute nominee designated by the Board of Directors (unless authority to vote for nominees has been withheld).

Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Computershare Investor Services.

(Continued and to be signed on Reverse Side)

Internet Voting Instructions
You can vote by Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy
To vote using the Internet
• Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY
• Enter the information requested on your computer screen and follow the simple instructions.
C0123456789	12345
If you vote by the Internet, please DO NOT mail back this proxy card.
Proxies submitted by the Internet must be received by 1:00 a.m., Central Time, on June 29, 2004.
THANK YOU FOR VOTING

[TDS LOGO]	000000 0000000000 0 0000
000000000.000 ext.
000000000.000 ext.
000000000.000 ext.
MR A SAMPLE	000000000.000 ext.
DESIGNATION (IF ANY)	000000000.000 ext.
ADD 1	000000000.000 ext.
ADD 2	000000000.000 ext.
ADD 3
ADD 4
ADD 5
ADD 6
C 1234567890 J N T
[Barcode]	[Graphics]
☐ Mark this box with an X if you have made changes to your name and address details above.
Annual Meeting Proxy Card - Common

A    Proposal 1        PLEASE REFER TO THE REVERSE SIDE FOR INTERNET VOTING INSTRUCTIONS.

The Board of Directors recommends a vote FOR the following proposal.
		For	Against	Abstain
1.	Declassification Amendment	☐	☐	☐
B Proposal 2
The Board of Directors recommends a vote FOR the listed nominees.
2.	Election of Directors—Complete both 2a. and 2b.
	a.	Regular Election	For	Withhold	b.	Alternate Election	For	Withhold
		01 - K. A. Mundt	☐	☐		03 - K. A. Mundt	☐	☐
		02 - M. H. Saranow	☐	☐		04 - M. L. Solomon	☐	☐
						05 - H. S. Wander	☐	☐
						06 - M. H. Saranow	☐	☐
C Proposals 3 and 4
The Board of Directors recommends a vote FOR the following proposals.
		For	Against	Abstain
3.	2004 Long-Term Incentive Plan	☐	☐	☐	5.
						In accordance with their discretion, to vote upon all other matters that may properly come before the Annual Meeting and any adjournment thereof, including matters incidental to the conduct of the meeting.
4.	Ratify Accountants for 2004	☐	☐	☐

D    Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1—Please keep signature within the box.	Signature 2—Please keep signature within the box.	Date (mm/dd/yyyy)

1UPX        HHH        PPPP        0032891

Proxy - Telephone and Data Systems, Inc.

Proxy for Common Shares Solicited on Behalf of the Board of Directors for the
Annual Meeting of the Shareholders of TELEPHONE AND DATA SYSTEMS, INC.
To Be Held June 29, 2004

The undersigned hereby appoints Walter C.D. Carlson and LeRoy T. Carlson, Jr., or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Common Shares that the undersigned would be entitled to vote if then personally present at the 2004 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on Tuesday, June 29, 2004, or at any adjournment thereof, as set forth in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement

The Board of Directors recommends a vote "FOR" Proposal 1, "FOR" the nominees in Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4.

This proxy, when properly executed, will be voted in the manner directed on the reverse side hereof. If no direction is made, this proxy will be voted "FOR" Proposal 1, "FOR" the nominees in Proposal 2, "FOR" Proposal 3 and "FOR" Proposal 4. If a nominee is unable to serve or for good cause will not serve, the persons named in this proxy shall have discretionary authority to vote for a substitute nominee designated by the Board of Directors (unless authority to vote for nominees has been withheld).

Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Computershare Investor Services.

(Continued and to be signed on Reverse Side)

Internet Voting Instructions
You can vote by Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose the voting method outlined below to vote your proxy
To vote using the Internet
• Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY
• Enter the information requested on your computer screen and follow the simple instructions.
C0123456789	12345
If you vote by the Internet, please DO NOT mail back this proxy card.
Proxies submitted by the Internet must be received by 1:00 a.m., Central Time, on June 29, 2004.
THANK YOU FOR VOTING

QuickLinks

SUMMARY
VOTING INFORMATION
PROPOSAL 1 AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS
PROPOSAL 2 ELECTION OF DIRECTORS
PROPOSAL 3 2004 LONG-TERM INCENTIVE PLAN
SUMMARY OF PROPOSAL
DESCRIPTION OF THE PLAN
FEDERAL INCOME TAX CONSEQUENCES
NEW PLAN BENEFITS 2004 LONG-TERM INCENTIVE PLAN
PROPOSAL 4 INDEPENDENT AUDITORS
FEES PAID TO PRINCIPAL ACCOUNTANTS
PRE-APPROVAL PROCEDURES
AUDIT COMMITTEE REPORT
CHANGE IN INDEPENDENT AUDITORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
Option Exercises in 2003 and December 31, 2003 Option Values
COMPARATIVE FIVE-YEAR TOTAL RETURNS* TDS, S&P 500, PEER GROUP (PERFORMANCE RESULTS THROUGH 12/31/03)
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING
SOLICITATION OF PROXIES
FINANCIAL INFORMATION
OTHER BUSINESS
  EXHIBIT A
  EXHIBIT B
  EXHIBIT C